CARILLON
                     FUND, INC.



                       Annual
                       Report

                  December 31, 1998

CARILLON FUND, INC.
ANNUAL REPORT - TABLE OF CONTENTS


Investment Review
   Equity Portfolio.................................... 2
   Capital Portfolio .................................. 4
   Bond Portfolio ..................................... 6
   S&P 500 Index Portfolio ............................ 8

Statements of Assets and Liabilities ..................10

Statements of Operations ..............................11

Statements of Changes in Net Assets ...................12

Schedule of Investments
   Equity Portfolio ...................................14
   Capital Portfolio ..................................17
   Bond Portfolio .....................................21
   S&P 500 Index Portfolio ............................24

Notes to Financial Statements .........................31

Independent Auditor's Report ..........................38

Carillon Fund, Inc.
EQUITY PORTFOLIO

Nineteen ninety-eight proved to be a year of greater-than-normal divergent performances among various types of stocks, sizes of stocks, industry groups, and geographic areas. Growth stocks performed better than value stocks, large stocks did much better than smaller stocks, technology and service industries outperformed manufacturing and energy, and the U.S. and Europe fared better than Latin America and Asia. Because of these dichotomies in performance, just owning a stock mutual fund gave an investor little indication about what results they experienced in 1998. It was a very frustrating year for professional mutual fund managers, as more than 85% of equity mutual funds lagged the performance of the benchmark S&P 500 Index and 66% of all common stocks in the U.S. equity universe posted a negative return for the period. We are disappointed with last year's results for the Equity Portfolio, which suffered from poor sector allocation. The lower performance of the Carillon Equity Portfolio this year can be attributed to two factors:

     1. Small capitalization stocks as measured by the benchmark Russell 2000 Index lagged large capitalization stocks this year by a margin of more than 30%. While the market fundamentals support the smaller capitalization stocks' story, the last several years have favored large capitalization stocks.

     2. The Portfolio's position in energy-related issues held back performance as oil and natural gas prices languished due to sluggish global demand and warmer weather, respectively.

We believe that 1999 will be a more favorable year for active stock selection strategies. As expectations for overall corporate profitability continue to be revised downward, individual security selection becomes increasingly important.
In the coming year our focus will be on companies with accelerating earnings growth, solid market positions, and clean balance sheets. As always, we will also pay strong consideration to valuation levels in our search for good companies at compelling prices.



                              Stock Characteristics

                             3-Year   3-Year
                   Price/    Average  Average   Market
                   Earnings  Revenue  Earnings  Capitalization*
                   Ratio*    Growth*  Growth*   ($ millions)
Carillon
Equity Portfolio    15        25%       19%         700
S&P 500
Stock Index         32         7%       11%         20,000

*Averages based on data from the Baseline Database as of 12/31/98

As illustrated by the above table, the companies that the Equity Portfolio own have enjoyed three-year average sales growth rate approximately three times greater and earnings per share growth approximately two times greater than the average company in the S&P 500 Index. These companies' stocks however are priced at an average price/earnings multiple that is less than one-half that of the Index. We look forward to a year of improving performance as markets recognize the relative value inherent in our individual securities.


      Comparison of Change in Value of $10,000 Investment

(The line graph shown here compares Carillon Equity Portfolio on an annual basis with the Russell 2000 Index and the Consumer Price Index for the period December 31, 1988 through December 31, 1998. The following table appears at the upper left of the graph.)

1 Year        5 Year        10 Year
-15.3%        10.8%         11.4%

Past performance is not predictive of future results.

Carillon Fund, Inc.
EQUITY PORTFOLIO

Summary
---------------------------------------------------------
OBJECTIVE:  Seeks long-term appreciation of capital by investing in common stocks and other equity securities with values that are, at present, not fully recognized by the market.

STRATEGY:   The Equity Portfolio will remain in a highly invested
            position ranging from 86% to 98%. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases as new opportunities arise.

INCEPTION:  August 15, 1984

MANAGERS:   George Clucas and Michelle Stevens
---------------------------------------------------------
Highlights
On December 31, 1998, the Equity Portfolio had net assets of
$248,782,808 and diversified holdings of:

                 Common Stocks     95.2%
          Short-Term and Other      4.8%

As an investor in the Carillon Equity Portfolio, for every $1 you had invested on December 31, 1998, your fund owned:

(the following percentages are graphically represented as portions of a dollar bill)

Real Estate                     11.5%
Banking and Financial Service   15.2%
Consumer Nondurable             13.6%
Consumer Cyclical                9.7%
Capital Goods                    4.8%
Technology                       9.5%
Energy/Utilities                10.5%
Manufacturing                   14.7%
Short-Term and Other             4.8%
Transportation                   5.3%
Service                          0.4%

International holdings comprised 4% of net assets in the Equity
Portfolio.

TOP TEN HOLDINGS
 1. Vtech Holdings Limited
 2. FPIC Insurance Group, Inc.
 3. Jefferies Group, Inc.
 4. CompX International, Inc.
 5. Matthews International Corp.
 6. NCI Building Systems
 7. D.R. Horton, Inc.
 8. Strattec Security Corp.
 9. Comair Holdings, Inc.
10. Cybex Corp.

Morningstar, Inc. ratings are updated each month. The composite rating is calculated using a weighted-average of the three (two stars shown in parentheses), five (two stars shown in parentheses) and ten (one star shown in parentheses) year ratings. These ratings are based on each period's risk-adjusted average annual total returns (including the impact of insurance expense charges). Ten percent of the funds in a category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

Carillon Fund, Inc.
CAPITAL PORTFOLIO

The Capital Portfolio's performance this year was very disappointing due primarily to four factors:

1. An underweighted position in equities and exposure to out-of favor international markets during the first several months of the year;

2. The dramatic underperformance of small capitalization stocks which posted negative returns for the year versus positive returns for large capitalization indexes;

3. An overweighted position in corporate bonds which did not perform as well as US Treasuries;

4. Weak oil and natural gas markets which negatively impacted the energy-related issues within the Portfolio.

While the Portfolio continues to hold a majority of its stock positions in smaller companies, many new purchases have been made in the mid and large cap arena where value has presented itself. The stocks that the Capital Portfolio holds are of companies with sound financial fundamentals, good growth prospects, and are selling at compelling valuations which gives us confidence that they will provide a solid return over time. The funds position in energy-related equities was reduced significantly during the fourth quarter of 1998 and is currently not an overweighted sector in relation to either the S&P 500 or the Russell 2000 Index.

The Capital Portfolio will continue to adhere to its discipline of buying sound companies at good prices, a strategy that we believe is prudent. In addition, the Portfolio will maintain a fixed income exposure equal to about 35-50% of the fund's assets which should reduce the volatility and risk profile of the fund over time. As of December 31, 1998 the Capital Portfolio's asset allocation was 60% stocks, 38% bonds, and 2% money market instruments.

The Capital Portfolio is a professionally managed asset allocation fund that shifts assets among stocks, bonds, and money market instruments to take advantage of opportunities that the portfolio manager believes will yield the most desirable returns. The table on the following page highlights the allocation of fund assets at December 31, 1998, six months ago, and one year ago.

      Comparison of Change in Value of $10,000 Investment

(The line graph shown here compares Carillon Capital Portfolio on an annual basis with S&P 500 Stock Index, Lehman Aggregate Bond Index and Consumer Price Index for the period May 1, 1990 through December 31, 1998. The following table appears at the upper left of the graph.)

Carillon Capital Portfolio Average Annual Total Return
1 Year       5 Year       Since Inception
-13.3%       4.3%          7.6%

Past performance is not predictive of future results.

Carillon Fund, Inc.
CAPITAL PORTFOLIO

Summary
---------------------------------------------------------
OBJECTIVE: Seeks high total return by investing in a mix of
           stocks, bonds and money market securities at the discretion of the portfolio manager.

STRATEGY:  When the investment climate is near long-term
           historical relationships, the portfolio will allocate its assets approximately 55-65% stocks, 35-40% bonds, and 0-5% money market instruments.
           As market conditions dictate, the Capital Portfolio repositions its asset mix to take advantage of existing opportunities.

INCEPTION: May 1, 1990

MANAGER:   Michelle Stevens and Gary R. Rodmaker (effective
           May 1, 1998)
---------------------------------------------------------
Highlights
On December 31, 1998, the Capital Portfolio had net assets of
$109,678,082 and diversified holdings of:

                            12/31/98  12/31/97  Long-Term
                   Stocks    61.0%     38.6%     55-65%
          Bonds and Notes    38.8%     39.6%     35-45%
     Short-Term and Other      .2%     21.8%      0-5%

As an investor in the Carillon Capital Portfolio, for every $1 you had invested on December 31, 1998, your fund owned:

(the following percentages are graphically represented as portions of a dollar bill)

U.S. Stocks                                  57.2%
International Stocks                          3.8%
U.S. Government and Agency Securities        13.0%
Corporate Bonds                              23.1%
Short-Term and Other                           .2%
Morgtgage and Asset Backed Securities         2.7%

Top Ten Holdings
 1. ECI Telecommunications
 2. Duff & Phelps Credit Rationg Company
 3. Jefferies Group, Inc.
 4. Vtech Holdings Limited
 5. Winsloew Furniture, Inc.
 6. Invacare Corporation
 7. Investment Tech Grouped
 8. Scientific Games Holding Corporation
 9. D.R. Horton, Inc.
10. Fahnestock Viner Holdings Class A

Morningstar, Inc. ratings are updated each month. The composite rating is calculated using a weighted-average of the three (two stars shown in parentheses), and five (two stars shown in parentheses) year ratings. These ratings are based on each period's risk-adjusted average annual total returns (including the impact of insurance expense charges). The top ten percent of the funds in a category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars, the following 22.5% get 2 stars, and the bottom 10% receive one star.

Carillon Fund, Inc.
BOND PORTFOLIO

During 1998, investors received a lesson in risk. US Treasuries benefited from being the safe haven, outperforming all other major US fixed-income asset classes. Throughout the 1990s, investors were conditioned to prices moving up and spreads moving tighter. The 1997 Asian crisis was viewed as a temporary blip and the fixed-income market trudged to even tighter levels during the first half of 1998. However, the landscape drastically changed during the second half of 1998 as credit, interest rate and liquidity risks increased dramatically. The Federal Reverse moved quickly, lowering the funds rate three times from September to November. The easing helped calm the markets but risk premiums still remain at much higher levels than a few months previously.

The US economy continues to roll along. For the third year in a row the economy grew at a rate close to 4%, while inflation remained low. Strong growth drove the unemployment rate to thirty year lows, while the flight to quality prompted by problems abroad and lower inflationary expectations resulted in record lows in US treasury bond yields. The stock market put in a stellar but wild performance, reaching new highs in early summer, then plunging rapidly only to leap back to a new record high by the close of the year.

For the year ended December 31, 1998, the Carillon Bond Fund had a total return of 6.52% compared to a 8.69% return for the Lehman Aggregate Index and a 7.67% average return for the Lipper category respectively. The under performance is largely attributed to the fund's overweight in the corporate sector versus the treasury sector. As mentioned above, treasuries outperformed all other sectors of the US fixed income market during 1998. The greatest damage occurred in the lower rated high yield sector of the corporate market as spreads dramatically widened in the second half of the year. Given the uncertainty existing in the investment world at the present time, the fund has shifted the overall investment strategy to a more conservative approach. The high yield portion of the fund has been reduced and upgraded. However, the fund will continue to maintain a certain level of high yield exposure as we feel it represents an attractive long-term asset class which has greatly benefited the overall fund performance in the past. Going forward, the active sector allocation strategy and individual security selection practiced in the past will continue to provide strong long-term performance while maintaining a high quality portfolio.

Morningstar, Inc. assigned the Bond Portfolio its (five stars are drawn here) risk-adjusting rating as of December 31, 1998. The top ten percent of the funds in a Morningstar category receive this highest rating. The Portfolio continues its strong, long-term rankings based on total returns surveyed by Lipper in its Variable Insurance Product Performance Analysis Report.

Lipper Corporate Bond (BBB) Rankings as of December 31, 1998
                                  1-    3-    5-    10-
                                  Year  Year  Year  Year
Carillon Bond Portfolio Ranking    28     3     3     3
Total Number of Funds Ranked       35    30    28    20

Rankings based on total return performance.
Past performance is no guarantee of future results.

(the line graph shown here compares the Carillon Bond Portfolio on an annual basis with Lehman Aggregate Bond Index and Consumer Price Index for the period December 31, 1988 through December 31, 1998. The following table appears at the upper left of the graph.)

Carillon Bond Portfolio Average Annual Total Return
1 Year       5 Year      10 Year
6.5%         8.2%         9.8%

Past performance is not predictive of future results.

Carillon Fund, Inc.
BOND PORTFOLIO

Summary
---------------------------------------------------------
Objective: Seeks a high level of current income, without
           undue risk to principal, by investing in long-term, fixed-income investment-grade corporate bonds.

STRATEGY: The Portfolio intends to invest at least 75% of the value of its assets in publicly-traded straight debt securities which have a rating within the four highest grades as rated by a national rating agency. Up to 25% of the portfolio may be invested in beloe investment grade securities, convertible debt securities, convertible preferred and preferred stock, or other securities.

INCEPTION: August 15, 1984

MANAGERS: Gary R. Rodmaker and Michael J. Schultz (effective
          November 1, 1998)
---------------------------------------------------------
Highlights
On December 31, 1998, the Bond Portfolio had net assets of
$113,762,311 and diversified holdings of:

                     Bonds     101.8%
      Short-Term and Other      -1.8%

As an investor in the Carillon Bond Portfolio, for every $1 you had invested on December 31, 1998, your fund owned:

(the following percentages are graphically presented as portions of a dollar bill)

Corporate Bonds                         43.5%
Mortgage and Asset-Backed Securities    13.4%
US Treasuries                           44.9%
Short-Term and Other                    -1.8%

Morningstar, Inc. ratings are updated each month. The composite rating is calculated using a weighted-average of the three(4 stars drawn in parentheses), five (5 stars drawn in parentheses) and ten (5 stars drawn in parentheses) year ratings. These ratings are based on each period's risk-adjusted average annual total returns (including the impact of insurance expense charges). Ten percent of the funds in a category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

Carillon Fund, Inc.
S&P 500 INDEX PORTFOLIO

Common stocks, as measured by the S&P 500 Index, posted excellent returns during 1998. The S&P 500 Index gained 28.58 percent, while the Carillon S&P 500 Index Portfolio returned
28.54 percent.   The Carillon S&P 500 Index Portfolio was ranked
#8 out of 30 similar funds by Lipper Analytical Variable Insurance Products Performance Analysis Service based on its 1997 total return results. Since its inception on December 29, 1995, the Carillon S&P 500 Index Portfolio is ranked #2 out of 21 similar funds by Lipper.

The primary objective of the Carillon S&P 500 Index Portfolio is to produce a return that is highly correlated to the total return of the S&P 500 Index. The focus of the portfolio manager is to monitor and minimize the difference between the return of the Portfolio and the return of the underlying S&P 500 Index. For the year 1998, the difference was only 4 basis points which included approximately 42 basis points in fees and expenses during the year.

The method used to create the Carillon S&P 500 Index Portfolio at its inception in 1995 was to select 300 stocks from the underlying S&P 500 Index that would closely replicate the performance of the actual index. These 300 stocks were chosen to ensure a high correlation with the index while keeping transaction costs at a minimum. By the end of 1998, the number of stocks held was increased to 450 to more closely track the Index while keeping costs low. During that time, the Portfolio grew from its original size of $10.0 million to its current size of $131.3 million at December 31, 1998. The 400 stocks held represent approximately 96 percent of the total market value of the Index. Furthermore, the Carillon S&P 500 Index Portfolio was carefully constructed to ensure that the weighting in each of S&P's 90 industry categories varied by less than 1 percent versus the actual S&P 500 Index.

The Portfolio is designed to be highly correlated to the S&P 500 Index. Cash is held to a minimum, since it does not correlate with the S&P 500 index, and transactions are limited to keep expenses low. During 1998, the portfolio maintained a 99.9 percent correlation with the underlying S&P 500 Index.

In 1999, we will continue to build upon the success we have had in managing the Carillon S&P 500 Index Portfolio. We expect the Portfolio will continue to grow as investors are attracted to the excellent returns that have been provided since the Portfolio's inception. We are confident that we can, and will, continue to provide a return that is highly correlated with the underlying S&P 500 Index.


(A line graph shown here compares Carillon S&P 500 Index Portfolio on a monthly basis with S&P 500 Stock Index and Consumer Price Index for the period December 31, 1995 through December 31, 1998. The following table appears at the upper left of the graph.)

1-Year       3-Year       Since Inception
28.5%         28.2%           28.2%

Past performance is not predictive of future results.

Carillon Fund, Inc.
S&P INDEX PORTFOLIO

Summary
---------------------------------------------------------
OBJECTIVE: Seeks investment results that correspond to the
           total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500").

STRATEGY:  The Index Portfolio will remain fully invested in stocks included in the S&P 500 and in futures contracts on the Index. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases.

INCEPTION: December 29, 1995

MANAGER:   Gary R. Rodmaker
---------------------------------------------------------
Highlights
On December 31, 1998, the S&P 500 Index Portfolio had net assets of $131,344,785 and diversified holdings of:

                 Common Stocks     96.6%
          Short-Term and Other      3.4%

As an investor in the Carillon S&P 500 Index Portfolio, for every $1 you had invested on December 31, 1998, your fund owned:

(the following percentages are graphically represented as portions of a dollar bill)

Transportation                     .9%
Banking and Financial Service    15.3%
Service                           1.7%
Capital Goods                     6.8%
Technology                       18.2%
Consumer Cyclical                 8.1%
Manufacturing                     3.7%
Consumer Nondurable              25.1%
Short-Term, Futures and Other     3.4%
Energy                            5.5%
Utilities                        11.3%

Top Ten Holdings
 1. Microsoft Corporation
 2. General Electric Company
 3. Intel Corporation
 4. Wal-Mart Stores, Inc.
 5. Exxon Corporation
 6. Merck & Company Inc.
 7. International Business Machines
 8. Icoca-Cola Company
 9. Pfizer, Inc.
10. Cisco Systems, Inc.

"Standard & Poor's (R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund, Inc. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

CARILLON FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998

                          Equity        Capital       Bond        S&P 500 Index
                          Portfolio     Portfolio     Portfolio     Portfolio
ASSETS
Investments in
securities, at value      $249,084,446  $109,810,560  $125,954,016  $132,530,285
(cost $260,807,637;
 $122,506,433;
 $122,738,988;
 $99,748,400)
Cash                           ---           ---           ---               408
Receivables:
 Shares sold                    13,845         4,575        28,918       522,067
 Securities sold               158,992        95,917       ---           674,863
 Interest and Dividends        546,959       790,063     1,927,178       133,145
 Variation Margin              ---           ---           ---            14,725
 Prepaid expenses
    and other                   21,200         8,567         6,424         4,254
                          ------------  ------------  ------------  ------------
                           249,825,442   110,709,682   127,916,536   133,879,747
                          ------------  ------------  ------------  ------------
LIABILITIES
Payables:
Investment securities
 purchased                     ---           ---           ---         1,668,247
Shares redeemed                886,644       937,634    13,962,489       800,771
Investment advisory fees       118,980        64,923        50,741        29,782
Custodian and portfolio
 accounting fees                25,472        17,135        10,201        12,145
Professional fees               10,472        10,421        11,598        10,788
Other accrued expenses           1,066         1,487         1,308        13,229
Deferred directors'
 compensation                  ---            ---          117,888       ---
                          ------------  ------------  ------------  ------------
                             1,042,634     1,031,600    14,154,225     2,534,962
                          ------------  ------------  ------------  ------------
NET ASSETS
  Paid-in capital          230,628,352   124,790,149   110,569,343    97,290,742
  Undistributed net
 investment income             548,105      233,033     382,160           81,932
Accumulated net
 realized gain/(loss)
 on investments and
 futures contracts          29,329,542   (2,649,227)    (404,220)      1,028,876
Net unrealized
 appreciation/
 (depreciation)
 on investments,
 futures contracts,
 and translation of
 assets and liabilities
 in foreign currencies     (11,723,191)  (12,695,873)    3,215,028    32,943,235
                          ------------  ------------  ------------  ------------
                          $248,782,808  $109,678,082  $113,762,311  $131,344,785
                          ============  ============  ============  ============
Shares authorized
 ($.10) par value           40,000,000    30,000,000    30,000,000    30,000,000

Shares outstanding          16,703,745     9,792,816    10,219,371     6,738,069

Net asset value,
 offering and
 redemption price
 per share                    $14.89        $11.20        $11.13         $19.49

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF OPERATIONS
Year Ended December 31, 1998

                                                                S&P 500
                      Equity        Capital       Bond        Index
                      Portfolio     Portfolio     Portfolio   Portfolio
INVESTMENT INCOME
Interest              $  1,391,343  $  4,340,298  $ 8,498,462 $    234,683
Dividends (net of
foreign withholding
taxes of $180,249;
$74,781; $0; $11,694)    4,827,377     1,059,547      181,630    1,298,904
                      ------------  ------------  -----------  -----------
                         6,218,720     5,399,845    8,680,092    1,533,587
                      ------------  ------------  -----------  -----------

EXPENSES
Investment advisory
 fees                    1,704,750       914,153     551,146       274,418
Custodian fees
 and expenses               74,271        44,000       26,932       36,950
Portfolio accounting
 fees                       54,418        41,264       45,638       39,738
Professional fees           10,786        11,529       10,637        9,316
Director's fees             12,473        12,505       12,940       12,478
Transfer agent fees          6,513         7,254        7,376        6,683
Other                       39,537        22,838       22,541        9,779
                      ------------  ------------  -----------  -----------
                         1,902,748     1,053,543      677,210      389,362
                      ------------  ------------  -----------  -----------
NET INVESTMENT INCOME    4,315,972     4,346,302    8,002,882    1,144,225
                      ------------  ------------  -----------  -----------
REALIZED AND
UNREALIZED
GAIN/(LOSS)
Net realized gain/
(loss) on
investments             29,356,244    (2,555,124)   (382,978)      396,848
Net realized gain
on futures contracts       ---           ---         ---           791,348

                        29,356,244    (2,555,124)   (382,978)    1,188,196
                      ------------  ------------  -----------  -----------
Net change in
 unrealized
 appreciation/
(depreciation)
 in investments,
 futures contracts
 and translation
 of assets and
 liabilities in
 foreign currencies    (82,894,401)  (21,439,855)    (644,567)  20,913,178
                      ------------  ------------  -----------  -----------

NET REALIZED AND
UNREALIZED GAIN(LOSS)  (53,538,157) (23,994,979)  (1,027,545)   22,101,374
                      ------------  ------------  -----------  -----------
NET INCREASE
 (DECREASE)
 IN NET ASSETS
FROM OPERATIONS       $(49,222,185) $(19,648,677) $ 6,975,337  $23,245,599
                      ============  ============  ===========  ===========


The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                               Equity Portfolio
                                               Year Ended December 31,
                                               1998           1997
OPERATIONS
 Net investment income                         $  4,315,972   $  3,840,384
 Net realized gain/(loss) on investments
      and futures                                29,356,244     43,526,118
 Net change in unrealized appreciation/
 (depreciation) on investments,futures
 contracts, and translation of assets and
 liabilities in foreign currencies              (82,894,401)    10,788,049
                                               ------------   ------------
                                                (49,222,185)    58,154,551
                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                           (3,999,567)    (4,343,382)
 Net realized gain                              (43,531,579)   (34,344,113)
                                               ------------   ------------
                                                (47,531,146)   (38,687,495)
                                               ------------   ------------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold                       27,909,508     27,675,023
 Reinvestment of distributions                   47,531,146     38,687,495
 Payments for shares redeemed                   (65,531,975)   (38,325,837)
                                               ------------   ------------
                                                  9,908,679     28,036,681
                                               ------------   ------------

NET INCREASE/(DECREASE) IN NET ASSETS           (86,844,652)    47,503,737
NET ASSETS
 Beginning of year                              335,627,460    288,123,723
                                               ------------   ------------
 End of year                                   $248,782,808   $335,627,460
                                               ============   ============

UNDISTRIBUTED NET INVESTMENT INCOME            $    548,106   $    231,700
                                               ============   ============
FUND SHARE TRANSACTIONS
 Sold                                             1,482,774      1,441,326
 Reinvestment of distributions                    2,544,159      2,276,903
 Redeemed                                        (3,814,089)    (2,041,013)
                                               ------------   ------------

 Net increase from fund share transactions          212,844      1,677,216
                                               ============   ============

The accompanying notes are an integral part of the financial statements.


CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                               Capital Portfolio
                                               Year Ended December 31,
                                               1998           1997
OPERATIONS
 Net investment income                         $  4,346,302   $  6,609,920
 Net realized gain/(loss) on investments
 and futures                                     (2,555,124)     7,443,577
 Net change in unrealized appreciation/
(depreciation) on investments, futures
 contracts, and translation of assets and
 liabilities in foreign currencies.             (21,439,855)    (2,869,048)
                                               ------------   ------------
                                                (19,648,677)    11,184,449
                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                           (4,682,563)    (7,176,810)
 Net realized gain on investments                (7,315,800)   (12,519,532)
                                               ------------   ------------
                                                (11,998,363)   (19,696,342)
                                               ------------   ------------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold                       23,465,642     12,291,701
 Reinvestment of distributions                   11,998,363     19,696,342
 Payments for shares redeemed                   (42,968,753)   (33,940,166)
                                               ------------   ------------
                                                 (7,504,748)    (1,952,123)
                                               ------------   ------------

NET INCREASE/(DECREASE) IN NET ASSETS           (39,151,788)   (10,464,016)
NET ASSETS
 Beginning of year                              148,829,870    159,293,886
                                               ------------   ------------
 End of year                                   $109,678,082   $148,829,870
                                               ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME            $    233,033   $    541,406
                                               ============   ============
FUND SHARE TRANSACTIONS
 Sold                                             1,762,635        867,273
 Reinvestment of distributions                      925,235      1,450,496
 Redeemed                                        (3,453,975)    (2,414,218)
                                               ------------   ------------

 Net decrease from fund share transactions         (766,105)       (96,449)
                                               ============   ============

The accompanying notes are an integral part of the financial statements.


CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                 Bond Portfolio
                                             Year Ended December 31,
                                            --------------------------
                                            1998           1997
OPERATIONS
Net investment income                       $  8,002,882   $ 6,405,311

Net realized gain/(loss) on
investments and futures                         (382,978)    1,127,264

Net change in unrealized
appreciation/(depreciation)
on investments, futures
contracts, and translation
of assets and liabilities
in foreign currencies                           (644,567)    1,821,402
                                            ------------   -----------
                                               6,975,337     9,353,977
                                            ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                         (7,895,961)   (5,860,151)
Net realized gain                             (1,121,637)     (481,254)
                                            ------------   -----------
                                              (9,017,598)   (6,341,405)
                                            ------------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                     50,015,086    19,937,289
Reinvestment of distributions                  9,017,598     6,341,405
Payments for shares redeemed                 (43,120,208)  (15,033,299)
                                            ------------   -----------
                                              15,912,476    11,245,395
                                            ------------   -----------
NET INCREASE IN NET ASSETS                    13,870,215    14,257,967
NET ASSETS
 Beginning of year                            99,892,096    85,634,129
                                            ------------   -----------
 End of year                                $113,762,311   $99,892,096
                                            ============   ===========
UNDISTRIBUTED NET INVESTMENT INCOME         $    383,384   $   264,047
                                            ============   ===========
FUND SHARE TRANSACTIONS
 Sold                                          4,379,828     1,786,820
 Reinvestment of distributions                   799,240       575,269
 Redeemed                                     (3,811,138)   (1,358,088)
                                            ------------   -----------
Net increase from
fund share transactions                        1,367,930     1,004,001
                                            ============   ===========

The accompanying notes are an integral part of the financial statements.


CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

S&P 500 Index Portfolio
                                                  Year Ended December 31,
                                                  1998            1997
OPERATIONS
   Net investment income                          $   1,144,225   $   640,069
   Net realized gain/(loss) on investments
         and futures                                  1,188,196     1,839,946
   Net change in unrealized appreciation/
   (depreciation) on investments, futures
   contracts, and translation of assets and
   liabilities in foreign currencies.                20,913,178     8,999,183
                                                  -------------   -----------
                                                     23,245,599    11,479,198
                                                  -------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                             (1,101,958)     (642,656)
   Net realized gain on investments                  (1,947,719)     (270,297)
                                                  -------------   -----------
                                                     (3,049,677)     (912,953)
                                                  -------------   -----------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                         58,542,452    35,592,857
  Reinvestment of distributions                       3,049,677       912,953
   Payments for shares redeemed                      (6,037,935)  (20,681,996)
                                                  -------------   -----------
                                                     55,554,194    15,823,814
                                                  -------------   -----------

NET INCREASE IN NET ASSETS                           75,750,116     6,390,059
NET ASSETS
   Beginning of year                                 55,594,669    29,204,610
                                                  -------------   -----------
   End of year                                     $131,344,785   $55,594,669
                                                  =============   ===========
UNDISTRIBUTED NET INVESTMENT INCOME               $      81,932   $    39,665
                                                  =============   ===========
FUND SHARE TRANSACTIONS
   Sold                                               3,377,397     2,463,755
   Reinvestment of distributions                        175,601        66,017
   Redeemed                                            (345,887)   (1,406,317)
                                                  -------------   -----------

   Net increase from fund share transactions          3,207,111     1,123,455
                                                  =============   ===========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

EQUITY PORTFOLIO

DECEMBER 31, 1998

                                                  SHARES       VALUE
COMMON STOCKS - 95.14%

BANKING & FINANCIAL SERVICE - 15.23%
   Allied Capital Corporation                         33,639   $    582,375
   Amresco, Incorporated*                            110,000        962,500
   Banco BHIF ADR                                    127,500        988,125
   Banco Latinoamericano De Exportanciones
          Sponsored ADR                               75,000      1,246,875
   Charter One Financial, Incorporated               115,762      3,212,396
   Chile Fund, Incorporated                          100,000        906,250
   Corvel Corporation*                                66,000      2,326,500
   Duff & Phelps Credit Rating Company                65,000      3,562,813
   Fahnestock Viner Holdings                         150,000      2,625,000
   First Bell Bancorp, Incorporated                  100,000      1,550,000
   FPIC Insurance Group, Incorporated*               126,000      6,024,375
   Hamilton Bancorp, Incorporated*                    50,000      1,334,375
   Jefferies Group, Incorporated                     105,000      5,210,625
   Peoples Heritage Financial, Incorporated          100,000      2,000,000
   Raymond James Financial Corporation               148,725      3,141,816
   UICI*                                              90,000      2,205,000
                                                               ------------
                                                                 37,879,025
                                                               ------------
CAPITAL GOODS - 4.76%
   CTS Corporation                                    50,000      2,175,000
   Encore Wire Corporation*                          200,000      1,850,000
   Gulf Island Fabrication, Incorporated*            103,000        798,250
   Lindsay Manufacturing Company                     227,689      3,372,643
   LSI Industries                                    140,000      3,141,250
   Unifab International, Incorporated*                61,000        488,000
                                                               ------------
                                                                 11,825,143
                                                               ------------
CONSUMER CYCLICAL - 9.70%
   CPAC, Incorporated                                114,200        856,500
   Claire's Stores, Incorporated                      58,100      1,191,050
   Maxwell Shoe Company, Incorporated*               167,500      1,832,031
   National RV Holdings, Incorporated*               100,000      2,575,000
   Nautica Enterprises, Incorporated*                 90,500      1,357,500
   NCI Building Systems, Incorporated*               161,400      4,539,375
   Stanley Furniture Company*                        158,800      2,898,100
   Strattec Security Corporation*                    145,000      4,350,000
   Supreme International Corporation*                162,500      1,950,000
   Toll Brothers*                                    115,000      2,594,688
                                                               ------------
                                                                 24,144,244
                                                               ------------
CONSUMER NON-DURABLE - 13.56%
   Anchor Gaming*                                     53,000      2,987,874
   Charoen Pok Feedmill ADR*                         100,000        489,900
   Dairy Farm International Holdings
       Sponsored ADR                                 200,000      1,150,000
   Dentsply International, Incorporated               33,000        849,750
   Ethan Allen Interiors                              41,600      1,705,600
   Equity Marketing, Incorporated*                   105,500        870,374
   Gymboree Corporation*                             130,000        828,750
   ICN Pharmeaceuticals, Incorporated                 79,900      1,807,737
   Invacare Corporation                              117,000      2,808,000
   Laboratorio Chile ADR                             156,700      2,252,562
   Landry's Seafood Restaurants*                     277,000      2,077,500
   Luxottica Group S.P.A.                            185,000      2,220,000
   Orthofix International N.V.*                      125,536      1,757,503
   Richfood Holdings, Incorporated                   172,000      3,569,000
   Schlotzsky's, Incorporated*                       156,900      1,549,387
   Scientific Games Holdings Corporation*            146,100      2,757,637
   St. John Knits, Incorporated                      105,000      2,730,000
   Young Innovations, Incorporated*                  101,000      1,325,624
                                                               ------------
                                                                 33,737,198
                                                               ------------
ENERGY - 9.93%
   Atwood Oceanics, Incorporated*                     55,000        935,000
   Basin Exploration, Incorporated*                  185,000      2,324,062
   Bayard Drilling Technologies*                     275,000      1,375,000
   Cabot Oil & Gas Corporation                        85,000      1,275,000
   Callon Petroleum Company*                         165,000      1,918,125
   Comstock Resources, Incorporated*                 330,000      1,010,625
   Forest Oil Corporation*                           100,000        850,000
   Giant Industries, Incorporated                    140,000      1,312,500
   Global Industries, Incorporated*                   62,500        382,813
   Houston Exploration Company*                      100,000      1,987,500
   Marine Drilling Company, Incorporated*            210,000      1,614,375
   Newfield Exploration Company*                     100,000      2,087,500
   Offshore Logistics, Incorporated*                 145,300      1,725,438
   OYO Geospace Corporation*                          10,500         90,563
   Pride International, Incorporated*                160,000      1,130,000
   Range Resources Corporation                       211,452        726,866
   Southern Energy Homes Blder.                      200,000      1,225,000
   Southern Mineral Corporation*                     350,000        251,563
   Stone Energy Corporation*                          63,000      1,811,250
   Superior Energy Services, Incorporated*           240,000        682,500
                                                               ------------
                                                                 24,715,680
                                                               ------------
MANUFACTURING - 14.68%
   American Building Company*                         75,000      1,837,500
   Carbide Graphite Group, Incorporated*              81,000      1,194,750
   Champion Enterprises, Incorporated*                75,000      2,053,125
   CompX International, Incorporated*                197,000      5,195,875
   Cotelligent, Incorporated*                        100,000      2,131,250
   DeBeers Consolidated Mines ADR                    125,000      1,593,750
   D.R. Horton, Incorporated                         190,000      4,370,000
   Fibermark, Incorporated*                          115,000      1,566,875
   Giant Cement Holding, Incorporated*                95,000      2,351,250
   J. Ray McDermott, Incorporated*                    45,000      1,099,688
   Matthews International Corporation - Class A      154,000      4,851,000
   Mueller Industries*                                60,000      1,218,750
   Northwest Pipe Company*                           125,800      2,028,525
   Omniquip International, Incorporated              218,000      3,270,000
   STB Systems, Incorporated*                        180,000      1,203,750
   Zindart Limited ADR*                               76,600        550,563
                                                               ------------
                                                                 36,516,651
                                                               ------------

REAL ESTATE - 11.46%
   City Developments Limited                         250,000      1,083,350
   Commercial Net Lease Realty                        13,200        174,900
   Felcor Lodging Trust, Incorporated                115,600      2,666,025
   Gables Residential Trust                           80,000      1,855,000
   Healthcare Realty Trust                           116,400      2,597,175
   Hospitality Properties Trust                       64,000      1,544,000
   Lexington Corporation Properties Trust            100,000      1,256,250
   Mid-America Apartment Communities                  90,000      2,041,875
   Mills Corporation                                  85,000      1,689,375
   Omega Healthcare Investors, Incorporated           30,000        905,625
   Pacific Gulf Properties                            74,000      1,484,625
   Parkway Properties, Incorporated                  109,000      3,406,250
   Prime Retail, Incorporated                        150,000      1,471,875
   RFS Hotel Investors, Incorporated                 115,700      1,417,325
   Trinet Corporate Realty Trust, Incorporated        80,000      2,140,000
   United Investor Realty Trust, Incorporated        200,000      1,350,000
   Winston Hotels, Incorporated                      175,000      1,432,813
                                                               ------------
                                                                 28,516,463
                                                               ------------
SERVICE - .37%
   Kevco, Incorporated*                              128,000        928,000
                                                               ------------
TECHNOLOGY - 9.51%
   Axiohm Technology*                                 11,438         74,347
   Cybex Corporation*                                133,500      3,921,563
   ECI Telecommunications                            106,100      3,779,813
   ESC Medical Systems Limited*                      120,000      1,260,000
   Nam Tai Electronics, Incorporated                 250,000      2,812,500
   Performance Technologies, Incorporated*           115,500      1,515,938
   SPSS, Incorporated*                               127,500      2,406,563
   Vertex Communications Corporation*                104,000      1,651,000
   Vtech Holdings Limited                            142,900      6,234,684
                                                               ------------
                                                                 23,656,408
                                                               ------------
TRANSPORTATION - 5.33%
   America West Holding Corporation*                 100,000      1,700,000
   Comair Holdings, Incorporated                     120,000      4,050,000
   FDX Corporation*                                   25,000      2,225,000
   Gulfmark Offshore, Incorporated*                   70,000      1,102,500
   Midwest Express Holdings*                         123,750      3,256,172
   Trico Marine Services*                            190,000        926,250
                                                               ------------
                                                                 13,259,922
                                                               ------------
UTILITIES - .61%
   Washington Water Power*                            79,000      1,520,750
                                                               ------------


Total Common Stocks (cost $248,237,222)                         236,699,484
                                                               ------------

FOREIGN STOCK - .70%

HONG KONG - .70%
   Smartone Telecommunications                       626,000      1,737,250
                                                               ------------
      Total Foreign Stock (cost $1,811,553)                       1,737,250
                                                               ------------

WARANTS AND RIGHTS - .03%

TECHNOLOGY - .03%
   Nam Tai Electronics, Incorporated*                 62,500         78,125
                                                               ------------
 Total Warrants and Rights (cost $189,275)                           78,125
                                                               ------------

SHORT-TERM INVESTMENTS - 4.25%
                                                  PRINCIPAL    VALUE
COMMERCIAL PAPER - 1.20%
 DuPont (E.I.) DeNemours (5.300% due 01/26/99)    $3,000,000      2,988,958
                                                               ------------
                                                                  2,988,958
                                                               ------------
VARIABLE RATE DEMAND NOTES<F1> - 3.05%

   Firstar Bank (5.378% due 12/31/31)              7,580,629      7,580,629
                                                               ------------
                                                                  7,580,629
                                                               ------------
Total Short-Term Investments (cost $10,569,587)                  10,569,587
                                                               ------------

TOTAL INVESTMENTS - 100.12%
  (cost $260,807,637)<F2>                                       249,084,446
                                                               ------------
OTHER ASSETS AND LIABILITIES - (.12%)                              (301,638)
                                                               ------------
TOTAL NET ASSETS - 100%                                        $248,782,808
                                                               ============

____________
*Non-income producing
 (ADR) American Depository Receipt

<F1>  Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1998.

<F2>  Cost for income tax purposes is $261,125,710, which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities as of December 31, 1998 was $48,961,760 and ($61,003,024) respectively.

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc.
Schedule of Investments
CAPITAL PORTFOLIO

DECEMBER 31, 1998

                                                  SHARES/
                                                  PRINCIPAL    VALUE
COMMON STOCKS - 55.66%
BANKING & FINANCIAL SERVICE - 9.11%
   AFP Provida S.A.                                   80,000   $  1,075,000
   Amresco, Incorporated*                             56,000        490,000
   Duff & Phelps Credit Rating Company                37,000      2,028,063
   Fahnestock Viner Holdings Class A                  86,500      1,513,750
   Investment Tech Group*                             26,500      1,644,656
   Jefferies Group, Incorporated                      40,000      1,985,000
   Texas Regional Bancshares-A                        50,000      1,253,125
                                                               ------------
                                                                  9,989,594
                                                               ------------
CAPITAL GOODS - 1.70%
   CTS Corporation                                    25,000      1,087,500
   LMI Aerospace, Incorporated*                      124,000        775,000
                                                               ------------
                                                                  1,862,500
                                                               ------------
CONSUMER CYCLICAL - 4.06%
   Claire's Stores, Incorporated                      46,000        943,000
   Nautica Enterprises, Incorporated*                 44,500        667,500
   Newmark Homes Corporation*                        160,000      1,120,000
   Winsloew Furniture, Incorporated*                  65,000      1,722,500
                                                               ------------
                                                                  4,453,000
                                                               ------------
CONSUMER NON-DURABLE - 11.51%
   Anchor Gaming*                                     24,000      1,353,000
   Corrections Corporation of America*                16,000        282,000
   DENTSPLY International, Incorporated               27,000        695,250
   ESC Medical Systems Limited*                       58,000        609,000
   Invacare Corporation                               70,000      1,680,000
   ICN Pharmaceuticals, Incorporated                  62,000      1,402,750
   Landry's Seafood Restaurants, Incorporated*        98,000        735,000
   Luxottica Group S.p.A. Sponsored ADR               95,000      1,140,000
   Orthofix International N.V.*                       65,000        910,000
   Richfood Holdings, Incorporated                    63,000      1,307,250
   Schlotzsky's, Incorporated*                        88,500        873,937
   Scientific Games Holdings Corporation*             87,000      1,642,124
                                                               ------------
                                                                 12,630,311
                                                               ------------
ENERGY - 4.40%
   Dawson Geophysical Company*                        84,400        606,624
   Gulf Island Fabrication, Incorporated*             83,500        647,125
   Marine Drilling Company, Incorporated*             65,000        499,687
   Miller Exploration Company*                       187,000        841,500
   OYO Geospace Corporation*                          17,500        150,937
   Pride International, Incorporated*                 71,000        501,437
   Range Resources Corporation                        57,998        199,368
   Stone Energy Corporation*                          14,000        402,500
   YPF S.A. Sponsored ADR                             35,000        977,813
                                                               ------------
                                                                  4,826,991
                                                               ------------

MANUFACTURING - 8.27%
   American Building Company*                         50,000      1,225,000
   Champion Enterprises, Incorporated*                36,000        985,500
   D.R. Horton, Incorporated                          70,000      1,610,000
   DeBeers Consolidated Mines ADR                     32,000        408,000
   Lindberg Corporation                              100,000        909,375
   National RV Holdings, Incorporated*                30,000        772,500
   Northwest Pipe Company*                            79,600      1,283,550
   Omniquip International, Incorporated               86,000      1,290,000
   York Group, Incorporated                           62,000        589,000
                                                               ------------
                                                                  9,072,925
                                                               ------------
REAL ESTATE - 4.42%
   FelCor Lodging Trust, Incorporated                 33,000        761,063
   Healthcare Realty Trust                            32,000        714,000
   Parkway Properties, Incorporated                   47,000      1,468,750
   St. Joe Company                                    44,500      1,042,969
   Trinet Corporate Realty Trust                      32,000        856,000
                                                               ------------
                                                                  4,842,782
                                                               ------------
TECHNOLOGY - 7.48%
   Cybex Corporation*                                 34,500      1,013,438
   ECI Telecommunications                             92,000      3,277,500
   Nam Tai Electronics, Incorporated                  77,333        869,996
   Vertex Communications Corporation*                 76,000      1,206,500
   Vtech Holdings Limited                             42,000      1,832,447
                                                               ------------
                                                                  8,199,881
                                                               ------------

TRANSPORTATION - 3.83%
   American West Holdings, Incorporated*              65,000      1,105,000
   Comair Holdings, Incorporated                      25,000        843,750
   FDX Corporation*                                   12,000      1,068,000
   Midwest Express Holdings, Incorporated*            45,000      1,184,063
                                                               ------------
                                                                  4,200,813
                                                               ------------
UTILITIES - .88%
   Washington Water Power*                            50,000        962,500
                                                               ------------
   Total Common Stocks (cost $73,049,298)                        61,041,297
                                                               ------------

UNIT INVESTMENT TRUST - 3.93%

   S & P Depository Receipt                           35,000      4,315,938
                                                               ------------
Total Unit Investment Trust (cost $3,880,850)                     4,315,938
                                                               ------------

WARRANTS AND RIGHTS - .02%

ELECTRONIC - .02%
   Nam Tai Electronics Warrants*                      14,333         17,916
                                                               ------------
Total Warrants and Rights (cost $43,406)                             17,916
                                                               ------------
FOREIGN COMMON STOCK - 1.43%

HONG KONG - 1.21%
   Smartone Telecommunications                       310,000        860,300
        Techtronic Industries                      2,617,800        466,300
                                                               ------------
                                                                  1,326,600
                                                               ------------
MALAYSIA - .22%
   Bumi Armada Berhad*                               500,000        239,411
                                                               ------------
 Total Foreign Common Stock (cost $2,434,732)                     1,566,011
                                                               ------------

U.S. TREASURY OBLIGATIONS - 9.05%

   5.625% due 02/28/01                            $3,000,000      3,060,939
   7.500% due 02/15/05                             6,000,000      6,868,128
                                                               ------------
                                                                  9,929,067
                                                               ------------
   Total U.S. Treasury Notes ($9,907,021)                         9,929,067
                                                               ------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.55%

FEDERAL HOME LOAN MORTGAGE CORPORATION - .37%
    1662 H  (6.250% due 01/15/09)                    343,135        345,297
   1399 PAC (7.000% due 09/15/22)                     62,871         63,056
                                                               ------------
                                                                    408,353
                                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.41%
   Remic 93-163 PN
      (7.000% due 07/25/07)                       1,500,000       1,541,049
                                                               ------------
PRIVATE SECTOR - 1.77%
   GE Capital MTG Services (6.000% due 08/25/09)    498,505         485,290
   Prudential Home Mortgage Securities
    (7.500% due 07/25/10)                           464,890         471,109
   MSC 1998-WF 1(7.120% due 01/15/08)             1,000,000         988,130
                                                               ------------
                                                                  1,944,529
                                                               ------------
Total Collateralized Mortgage Obligations
   (cost $3,738,586)                                              3,893,931

MORTGAGE - BACKED SECURITIES - 2.14%

FEDERAL HOME LOAN MORTGAGE CORPORATION - .70%
   7.500% due 06/01/07                            $   30,454   $     30,747
   9.500% due 10/01/08                               128,515        135,879
   8.250% due 03/01/12                                85,303         88,492
   8.500% due 03/01/16                                52,111         54,590
   7.500% due 07/01/17                                21,418         21,940
   11.000% due 04/01/19                               23,643         25,874
   11.000% due 11/01/19                               52,349         57,289
   11.000% due 05/01/20                              125,022        136,785
   11.000% due 06/01/20                              195,461        213,939
                                                               ------------
                                                                    765,535
                                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.19%
   9.500% due 09/01/05                                85,059         90,097
   9.000% due 11/01/05                                22,334         23,473
   8.000% due 05/01/07                                81,483         83,843
   5.500% due 01/01/09                               675,528        670,862
   5.500% due 04/01/09                               443,356        439,237
                                                               ------------
                                                                  1,307,512
                                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - .25%
   9.000% due 11/15/16                                79,053        85,135
   10.500% due 11/20/19                              121,012        133,847
   9.000% due 12/15/19                                55,308         59,324
                                                               ------------
                                                                    278,306
                                                               ------------

   Total Mortgage Backed Securities
        (cost $2,229,715)                                         2,351,353
                                                               ------------

ASSET - BACKED SECURITY - .89%

   PaineWebber Mtg. Accpt. 96 M1 E
     (7.655% due 01/02/12)                         1,005,805        975,319
                                                               ------------

   Total Asset-Backed Securities
       (cost $1,040,070)                                            975,319
                                                               ------------
CORPORATE BONDS AND NOTES - 23.10%

AIR TRANSPORTATION - 1.67%
   America West Airlines (6.850% due 07/02/09)    $  291,297   $    291,055
   Continental Airlines (8.560% due 07/02/14)        948,930      1,041,526
   Midway Airlines (7.140% due 01/02/15)             500,000        503,395
                                                               ------------
                                                                  1,835,976
                                                               ------------
BANKING & FINANCIAL SERVICE - 1.84%
   AB Spintab (7.500% due 08/14/49)                1,000,000      1,017,225
   Credit Suisse (7.900% due 05/01/07)             1,000,000      1,000,000
                                                               ------------
                                                                  2,017,225
                                                               ------------
ELECTRIC - 1.65%
   Niagra Mohawk Power (7.750% due 11/01/05)       1,500,000      1,808,828
                                                               ------------

FOOD, BEVERAGE & TOBACCO - .91%
   RJR Nabisco (8.250% due 07/01/04)               1,000,000        998,676
                                                               ------------

INSURANCE - .91%
   Fairfax Financial Holdings
      (6.875% due 04/15/08)                        1,000,000        996,100
                                                               ------------

MANUFACTURING - 1.84%
   Blount Inc. (7.000% due 06/15/05)               1,000,000      1,000,306
   Federal-Mogul Co. (7.750% due 07/01/06)           500,000      1,022,124
                                                               ------------
                                                                  2,022,430
                                                               ------------

METALS/MINING - .24%
   Barrick Gold Corp. (7.500% due 05/01/07)          250,000        268,418
                                                               ------------

OIL & GAS - 3.14%
   Citgo Petroleum (7.875% due 05/15/06)           1,000,000      1,007,620
   Gulf Canada Res. (8.350% due 08/01/06)          1,500,000      1,462,500
   Union Pacific Resource Inc
      (6.750% due 05/15/08)                        1,000,000        970,191
                                                               ------------
                                                                  3,440,311
                                                               ------------

REAL ESTATE - 2.17%
   Camden Properties (7.000% due 11/15/06)           500,000        477,605
   Colonial Properties (7.000% due 07/14/07)       1,000,000        957,091
   Healthcare Properties Notes
     (6.875% due 06/08/05)                         1,000,000       941,875
                                                               ------------
                                                                  2,376,571
                                                               ------------
SERVICE - .70%
   Loewen Group International, Inc.
      (8.250% due 04/15/03)                          900,000        765,000
                                                               ------------


SUPERMARKET - .94%
   American Stores Company (6.500% due 03/20/08)   1,000,000      1,035,081
                                                               ------------
TECHNOLOGY - .92%
   Lexmark International (6.750% due 05/15/08)     1,000,000      1,014,324
                                                               ------------

TELECOMMUNICATION - 2.96%
   Comcast Cellular Holdings
      (9.500% due 05/01/07)                        1,000,000      1,060,000
   Crown Castle Sr. Nt. (0.000% due 11/15/07)      1,500,000      1,050,000
   Qwest Communications Nt. (0.000% due 02/01/08)  1,500,000      1,132,500
                                                               ------------
                                                                  3,242,500
                                                               ------------
UTILITIES - 3.21%
   Cal Energy (7.630% due 10/15/07)                1,000,000      1,068,741
   Enersis (6.600% due 12/01/26)                   1,500,000      1,397,114
   NRG Energy (7.500% due 06/15/07)                1,000,000      1,053,458
                                                               ------------
                                                                  3,519,313
                                                               ------------

Total Corporate Bonds (cost $ 25,803,780)                        25,340,753
                                                               ------------

SHORT-TERM INVESTMENTS - .35%


VARIABLE RATE DEMAND NOTES <F1> - .35%
   Firstar Bank  (5.378% due 12/31/31)               378,975        378,975
                                                               ------------

 Total Short Term Investments (cost $378,975)                       378,975
                                                               ------------


TOTAL INVESTMENTS - 100.12%
  (cost $122,506,433)<F2>                                       109,810,560
                                                               ------------

OTHER ASSETS AND LIABILITIES - (.12%)                              (132,478)
                                                               ------------
TOTAL NET ASSETS - 100%                                        $109,678,082
                                                               ============


*Non-Income producing
(ADR) American Depository Receipt

<F1>   Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1998

<F2>  Cost for income tax purposes is $122,606,851, which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities as of December 31, 1998 was $7,101,748 and ($19,898,039) respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS
BOND PORTFOLIO

DECEMBER 31, 1998

                                                  PRINCIPAL    VALUE
U.S. TREASURY OBLIGATIONS - 44.87%

U.S. TREASURY NOTES - 44.87%
   6.000% due 10/15/99                            $4,000,000   $  4,041,252
   0.000% due 02/15/00                             3,250,000      3,088,082
   6.750% due 04/30/00                             2,000,000      2,052,500
   7.750% due 02/15/01                             5,000,000      5,307,815
   0.000% due 08/15/02                             2,000,000      1,690,878
   5.875% due 11/15/05                             5,000,000      5,334,375
   5.625% due 02/15/06                             5,000,000      5,273,440
   7.000% due 07/15/06                             5,000,000      5,693,750
   6.250% due 02/15/07                             5,000,000      5,484,375
   6.625% due 05/15/07                             5,000,000      5,623,440
   5.500% due 02/15/08                             2,000,000      2,120,000
   5.625% due 05/15/08                             5,000,000      5,334,375
                                                               ------------
                                                                 51,044,282
                                                               ------------
   Total U.S. Treasury Obligations
  (cost $48,795,442)                                             51,044,282
                                                               ------------

MORTGAGE - BACKED SECURITIES - 1.71%

FEDERAL HOME LOAN MORTGAGE CORPORATION - .64%
   7.500% due 02/01/02                                20,719         21,024
   9.500% due 04/01/05                                38,085         40,144
   7.500% due 06/01/07                                67,025         67,671
   11.000% due 05/01/10                                3,700          3,917
   12.500% due 08/01/10                               11,311         12,602
   8.000% due 11/01/16                                40,128         41,603
   9.500% due 02/01/18                                73,784         78,477
   6.500% due 07/01/23                               456,476        459,827
                                                               ------------
                                                                    725,265
                                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.01%
   12.000% due 04/01/00                                6,308          6,593
   9.000% due 08/01/01                                24,483         25,362
   8.500% due 01/01/02                                20,320         20,951
   10.500% due 06/01/04                                6,967          7,496
   10.500% due 05/01/05                              155,812        167,642
   6.500% due 06/01/08                               769,705        780,834
   8.000% due 08/01/17                               136,888        142,537
                                                               ------------
                                                                  1,151,415
                                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - .06%
   9.000% due 05/15/20                                61,379         65,853
                                                               ------------

   Total Mortgage-backed Securities
   (cost $1,878,139)                                              1,942,533
                                                               ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.53%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.61%
   59 E  (8.900% due 11/15/20)                    $  773,087   $    798,572
   106 G (8.250% due 12/15/20)                     1,000,000      1,031,942
                                                               ------------
                                                                  1,830,514
                                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - .11%
   1988-30 D (9.500% due 12/25/18)                   113,909        119,780


 PRIVATE SECTOR - 2.81%
   Securitized Asset Sales, Inc. 1993-2 B2
        (6.500% due 07/25/08)                        259,836        257,885
   CMC2 Securities Corp.  1993 E 1 E 1CP
       (0.000% due 12/25/08)                         274,771        230,294
   Country Wide Mortgage-Backed Securities, Inc.
        1994 - 8B1 (6.000% due 03/01/09)             770,541        750,900
   Capstead Mortgage Securities Corp. C - 4
      (10.950% due 02/01/14)                         123,690        123,690
   NSCOR 1996 - 5 B1 (8.000% due 11/25/26)         1,633,977      1,664,096
   MSC 1998 - 1PO (0.000% due 03/25/28)              251,481        169,986
                                                               ------------
                                                                  3,196,851
                                                               ------------

  Total Collateralized Mortgage Obligations
  (cost $4,943,062)                                               5,147,145
                                                               ------------
ASSET - BACKED SECURITIES - 7.14%

COMMERCIAL MORTGAGE-BACKED SECURITIES- 5.48%
   Chase Commercial Mortgage Sec.
     (6.600% due 12/19/07)                         2,609,885      2,311,392
   MSC 1998 - WF1 (7.120% due 01/15/08)            2,000,000      1,976,260
   Paine Webber Mortgage Acceptance 96 M1 E
      (7.655% due 01/02/12)                        2,000,000      1,939,380
                                                               ------------
                                                                  6,227,032
                                                               ------------
HOME EQUITY - 1.66%
   Ditech Home Loan Owner Trust
    (7.250% due 06/15/21)                          2,000,000      1,893,120
                                                               ------------

      Total Asset backed Securities
      (cost $8,597,901)                                           8,120,152
                                                               ------------

CORPORATE BONDS AND NOTES - 43.51%

AIR TRANSPORTATION - 1.79%
   Continental Airlines (7.820% due 10/15/13)        954,115        987,041
   NWA Trust No. 2 Class B
      (10.230% due 06/21/14)                         901,538      1,054,665
                                                               ------------
                                                                  2,041,706
                                                               ------------
BANK, BANK HOLDING COMPANIES,
& OTHER BANK SERVICERS - 4.61%
   Ahmanson Capital Trust (8.360% due 12/01/26)    1,500,000      1,672,643
   Banc Tec Inc. (7.500% due 06/01/08)             1,500,000      1,479,126
   NationsBank Corp. (7.625% due 04/15/05)         1,000,000      1,099,437
   Svenska Handelsbanken (7.125% due 03/07/07)     1,000,000        998,943
                                                               ------------
                                                                  5,250,149
                                                               ------------
ENERGY - 4.75%
   All Star Gas Corp. (7.000% due 07/15/04)        1,000,000        780,000
   Costilla Energy Sr. Notes
    (10.250% due 10/01/06)                         1,000,000        700,000
   Eagle Geophysical Inc. (10.75 % due 07/15/08)   1,000,000        830,000
   Louis Dreyfus Notes (6.875% due 12/01/07)       1,500,000      1,383,081
   Mitchell Energy Development Corp.
    (6.750% due 02/15/04)                          1,750,000      1,707,263
                                                               ------------
                                                                  5,400,344
                                                               ------------
ENTERTAINMENT & LEISURE - 2.21%
   Imax Corp. Sr. Nt. (7.875% due 12/01/05)        1,000,000      1,010,000
   Royal Caribbean (7.000% due 10/15/07)           1,500,000      1,501,284
                                                               ------------
                                                                  2,511,284
                                                               ------------
FOOD, BEVERAGE, & TOBACCO - 2.57%
   Fresh Food, Inc.  (10.750% due 06/01/06)        1,000,000        940,000
   Nabisco Inc.  (7.550% due 06/15/15)             1,000,000      1,003,883
   RJR Nabisco, Inc.  (7.625% due 09/15/03)        1,000,000        976,798
                                                               ------------
                                                                  2,920,681
                                                               ------------
GAMING INDUSTRY - 1.98%
   Argosy Gaming (13.2500% due 06/01/04)           1,000,000      1,120,000
   Casino Magic of Louisiana
    (13.000% due 08/15/03)                         1,000,000      1,130,000
                                                               ------------
                                                                  2,250,000
                                                               ------------
HEALTH CARE - 3.06%
   Rural/Metro Corp. Sr. Nt.
    (7.875% due 03/15/08)                          1,000,000        910,000
   Tenet Healthcare Corp. (7.875% due 01/15/03)    1,000,000      1,025,641
   Universal Health Services Sr. Notes
      (8.750% due 08/15/05)                        1,500,000      1,545,000
                                                               ------------
                                                                  3,480,641
                                                               ------------
INSURANCE - 3.86%
   Farmers Insurance Exchange
     (8.500% due 08/01/04)                         1,000,000      1,114,317
   Leucadia National Corp. (8.250% due 06/15/05)   1,000,000      1,012,873
   Prudential Ins. Surplus Notes
     (8.100% due 07/15/15)                         1,000,000      1,142,952
   USF&G Capital  (8.470% due 01/10/27)            1,000,000      1,121,819
                                                               ------------
                                                                  4,391,961
                                                               ------------
MANUFACTURING - .90%
   International Knife & Saw Corp.
     (11.375% due 11/15/06)                        1,000,000      1,025,000
                                                               ------------

MEDIA & CABLE - 3.72%
   CF Cable TV Inc. (9.125% due 07/15/07)          1,000,000      1,062,500
   Continental Cablevision (8.300% due 05/15/06)   1,000,000      1,109,839
   Spanish Broadcasting Systems
     (11.000% due 03/15/04)                        1,000,000      1,060,000
   Tri-State Outdoor Media (11.000 due 05/15/08)   1,000,000        995,000

                                                               ------------
                                                                  4,227,339
                                                               ------------
MEDIA CONGLOMERATE - 3.82%
   News American Holdings (6.625% due 01/09/08)    1,500,000      1,543,373
   Time Warner Inc. (8.110% due 08/15/06)          1,500,000      1,714,791
   Viacom Inc. Sr. Notes (7.750% due 06/01/05)     1,000,000      1,091,918
                                                               ------------
                                                                  4,350,082
                                                               ------------
PAPER & FOREST PRODUCT - .47%
   Westvaco Corp. (10.300% due 01/15/19)             500,000        529,800
                                                               ------------

REAL ESTATE - 2.58%
   Colonial Properties Sr. Notes
     (8.050% due 07/15/06)                         1,500,000      1,525,640
   Healthcare Properties Notes
     (6.875% due 06/08/05)                         1,500,000      1,412,812
                                                               ------------
                                                                  2,938,452
                                                               ------------
TELECOMMUNICATIONS - 6.25%
   360 Communications Sr. Notes
     (7.500% due 03/01/06)                         1,500,000      1,652,174
   Arch Comm Group Sub Debentures
      (6.750% due 12/01/2003)                      1,000,000        545,000
   Call-Net Enterprises (0.000% due 12/01/04)      1,250,000      1,212,500
   Comcast Cellular Holdings
     (9.500% due 05/01/07)                         1,000,000      1,060,000
   Talton Holdings Inc. Sr. Notes
     (11.000% due 06/30/07)                        1,000,000        950,000
   Worldcom Inc. (7.750% due 04/01/07)             1,500,000      1,692,129
                                                               ------------
                                                                  7,111,803
                                                               ------------
UTILITY - .94%
   Cal Energy (7.630% due 10/15/07)                1,000,000      1,068,741
                                                               ------------
   Total Corporate Bond and Notes
      (cost $48,837,051)                                         49,497,983
                                                               ------------

                                                  SHARES       VALUE
COMMON STOCKS - .66%

PACKAGING - .66%
   Earthshell Container Corporation                   63,360        756,360
                                                               ------------
      Total Common Stocks (cost $241,832)                           756,360
                                                               ------------
<caption<
                                                  PRINCIPAL    VALUE
SHORT TERM INVESTMENTS - 8.30%

COMMERCIAL PAPER - 5.27%
   Block Financial Corp. (5.400% due 01/04/99)    $2,000,000      1,999,100
   Duke Power Co. (5.550% due 01/04/99)            2,000,000      1,999,075
   Koch Industries (5.130% due 01/04/99)           2,000,000      1,999,145
                                                               ------------
                                                                  5,997,320
                                                               ------------
VARIABLE RATE DEMAND NOTES <F1> - 3.03%
   Firstar Bank (5.378% due 12/31/31)              3,448,241      3,448,241
                                                               ------------

   Total Short-Term Investments (cost 9,445,561)                  9,445,561
                                                               ------------

TOTAL INVESTMENTS - 110.72%
 (cost $122,738,988)<F2>                                        125,954,016
                                                               ------------
OTHER ASSETS AND LIABILITIES - (10.72%)                         (12,191,705)
                                                               ------------
TOTAL NET ASSETS - 100.00%                                     $113,762,311
                                                               ============

<F1> Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1998.

<F2> Represents cost for income tax purposes which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities as of December 31, 1998 was $5,213,614 and ($1,998,586) respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS
S&P 500 INDEX PORTFOLIO

DECEMBER 31, 1998

                                                  SHARES       VALUE
COMMON STOCKS - 96.56%

BANKING & FINANCIAL SERVICE - 15.29%
   Aetna Life and Casualty Company                     1,900   $    149,388
   Allstate (The) Corporation                         10,700        413,288
   American Express Company                            5,900        603,275
   American General Corporation                        3,300        257,400
   American International Group, Incorporated         13,550      1,309,269
   Aon Corporation                                     2,200        121,825
   Associates First Capital Corporation                9,000        381,375
   Banc One Corporation                               15,046        768,286
   Bank of New York Company, Incorporated              9,600        386,400
   BankAmerica Corporation                            22,352      1,343,914
   Bankboston Corporation                              3,800        147,963
   Bankers Trust Corporation                           1,200        102,525
   BB&T Corporation*                                   3,700        149,156
   Capital One Financial Corporation                     900        103,500
   Charles Schwab Corporation                          5,100        286,556
   Chase Manhattan Corporation                        11,000        748,688
   Chubb Corporation                                   2,100        136,238
   CIGNA Corporation                                   2,700        208,744
   Cincinnati Financial Corporation                    2,200         80,575
   Citigroup, Incorporated                            29,400      1,455,300
   Comerica, Incorporated                              2,000        136,375
   Conseco, Incorporated                               4,000        122,250
   Countrywide Credit Industries, Incorporated         1,400         70,263
   Fannie Mae                                         13,400        991,600
   Federal Home Loan Mortgage Corporation              8,700        560,606
   Fifth Third Bancorp                                 3,400        242,463
   First Union Corporation                            12,500        760,156
   Firstar Bank NA                                     3,035        282,255
   Fleet Financial Group, Incorporated                 7,300        326,219
   Franklin Resources, Incorporated                    3,300        105,600
   Golden West Financial                                 700         64,181
   Hartford Financial Services Group                   3,000        164,625
   Household International, Incorporated               6,300        249,638
   Huntington Bancshares                               2,720         81,770
   Jefferson-Pilot Corporation                         1,400        105,000
   KeyCorp                                             5,700        182,400
   Lehman Brothers Holdings                            1,500         66,094
   Lincoln National Corporation                        1,300        106,356
   Loews Corporation                                   1,500        147,375
   Marsh & McLennan Companies, Incorporated            3,300        192,844
   MBIA, Incorporated                                  1,300         85,231
   MBNA Corporation                                    9,700        241,894
   Mellon Bank Corporation                             3,400        233,750
   Mercantile Bancorporation                           2,000         92,250
   Merrill Lynch & Company                             4,500        300,375
   MGIC Investment Corporation                         1,500         59,719
   Morgan (J. P.) & Company                            2,300        241,644
   Morgan Stanley, Dean Witter & Company               7,500        532,500
   National City Corporation                           4,200        304,500
   Northern Trust Corporation                          1,400        122,238
   PNC Bank Corporation                                3,900        211,088
   Progressive Corporation                               900        152,438
   Providian Financial Corporation                     1,800        135,000
   Regions Financial Corporation                       2,800        112,875
   Republic New York Corporation                       1,400         63,788
   SAFECO Corporation                                  1,800         77,288
   SLM Holding Corporation                             2,200        105,600
   State Street Corporation                            2,100        146,081
   St. Paul Companies                                  3,000        104,250
   Summit Bancorp                                      2,200         96,113
   SunAmerica, Incorporated                            2,700        219,038
   SunTrust Banks, Incorporated                        2,700        206,550
   Synovus Financial Corporation                       3,400         82,875
   Torchmark Corporation                               1,800         63,563
   Transamerica Corporation                              800         92,400
   Union Planters Corporation                          1,600         72,500
   UNUM Corporation                                    1,800        105,074
   U.S. Bancorp                                        9,600        340,800
   Wachovia Corporation                                2,700        236,081
   Waddell & Reed Financial, Incorporated                 96          2,272
   Waddell & Reed Financial-Cl B*                        416          9,672
   Washingon Mutual, Incorporated                      7,684        293,432
   Wells Fargo & Company                              20,800        830,700
                                                               ------------
                                                                 20,085,314
                                                               ------------
CAPITAL GOODS - 6.78%
   AlliedSignal, Incorporated                          7,200        319,050
   AMP, Incorporated                                   2,768        144,109
   Avery Dennison Company                              1,500         67,594
   Boeing Company                                     13,000        424,125
   Briggs & Stratton Corporation                         300         14,963
   Browning-Ferris Industries                          2,200         62,563
   Case Equipment                                      1,000         21,813
   Caterpillar, Incorporated                           4,700        216,200
   Cincinnati Milacron, Incorporated                     500          9,625
   Cooper Industries, Incorporated                     1,500         71,531
   Deere & Company                                     3,200        106,000
   Dover Corporation                                   2,900        106,213
   EG& G, Incorporated                                   600         16,688
   Emerson Electric Company                            5,700        344,850
   Fluor Corporation                                   1,000         42,563
   Foster Wheeler Corporation                            500          6,594
   General Dynamics Corporation                        1,600         93,800
   General Electric Company                           41,900      4,276,419
   Grainger (W.W.), Incorporated                       1,300         54,113
   Honeywell, Incorporated                             1,600        120,500
   Illinois Tool Works, Incorporated                   3,200        185,600
   Ingersoll-Rand Company                              2,100         98,569
   Johnson Controls, Incorporated                      1,100         64,900
   Lockheed Martin Corporation                         2,500        211,875
   Minnesota Mining & Manufacturing Company            5,200        369,850
   NACCO Industries-Class A                              100          9,200
   Northrop Grumman Corporation                          900         65,813
   Pall Corporation                                    1,600         40,500
   PACCAR, Incorporated                                1,000         41,125
   Parker-Hannifin Corporation                         1,400         45,850
   Perkin-Elmer Corporation                              600         58,538
   Raychem Corporation                                 1,100         35,544
   Sealed Air Corporation*                             1,100         56,169
   Tektronix, Incorporated                               600         18,038
   Tenneco, Incorporated                               2,200         74,938
   Thermo Electron Corporation*                        2,100         35,569
   Thomas & Betts Corporation                            700         30,319
   Tyco International Limited                          8,284        624,924
   United Technologies Corporation                     2,900        315,375
                                                               ------------
                                                                  8,902,009
                                                               ------------
CONSUMER CYCLICAL - 8.10%
   American Greetings Company Class A                    900         36,955
   AutoZone, Incorporated*                             2,000         65,875
   Black & Decker Corporation                          1,200         67,275
   Brunswick Corporation                               1,300         32,175
   Carnival Corporation                                7,900        379,200
   Consolidated Stores Corporation*                    1,400         28,263
   Costco Companies, Incorporated*                     2,800        202,123
   Dana Corporation                                    2,149         87,840
   Dayton Hudson Corporation                           5,700        309,225
   Dillard, Incorporated Class A                       1,400         39,725
   Dow Jones & Company                                 1,200         57,750
   Eaton Corporation                                     900         63,617
   Federated Department Stores*                        3,700        117,618
   Ford Motor Company                                 15,600        915,525
   Gannett Company, Incorporated                       3,700        238,650
   Gap, Incorporated                                   7,650        430,313
   General Motors Corporation                          8,400        601,125
   Genuine Parts Company                               2,300         76,905
   Goodyear Tire & Rubber                              2,000        100,875
   Harcourt General, Incorporated                        900         47,867
   Harrah's Entertainment, Incorporated*               1,300         20,394
   Hasbro, Incorporated                                1,700         61,413
   Hilton Hotels Corporation                           3,400         65,025
   Home Depot, Incorporated                           18,900      1,156,444
   ITT Industries, Incorporated                        1,500         59,625
   Jostens, Incorporated                                 500         13,092
   K Mart Corporation*                                 6,300         96,469
   Knight-Ridder, Incorporated                         1,000         51,125
   Kohl's Corporation*                                 2,000        122,875
   Liz Claiborne, Incorporated                           900         28,406
   Lowe's Companies, Incorporated                      4,500        230,344
   Marriott International Class A                      3,200         92,800
   Masco Company                                       4,400        126,500
   Mattel, Incorporated                                3,800         86,687
   May Department Stores Company                       3,000        181,125
   McGraw-Hill Companies, Incorporated                 1,300        132,437
   Meyer (Fred), Incorporated*                         2,000        120,500
   Mirage Resorts, Incorporated*                       2,300         34,354
   New York Times Class A                              2,400         83,250
   NIKE, Incorporated Class B                          3,700        150,081
   Nordstrom, Incorporated                             1,900         65,906
   Owens Corning Corporation                             700         24,806
   Penney, (J.C.) Company, Incorporated                3,300        154,687
   Reebok International Limited*                         700         10,413
   Russell Corporation                                   500         10,155
   Sears Roebuck & Company                             5,100        216,750
   Sherwin-Williams Company                            2,200         64,625
   Snap-On Tools, Incorporated                           800         27,850
   Springs Industries, Incorporated                      200          8,287
   Stanley (The) Works                                 1,100         30,525
   Staples, Incorporated*                              3,700        161,644
   Tandy Corporation                                   1,300         53,542
   Limited (The), Incorporated                         2,900         84,463
   Times Mirror Company                                1,100         61,600
   TJX Cos, Incorporated                               4,100        118,900
   Toys "R" Us, Incorporated*                          3,400         57,375
   Tribune Company                                     1,600        105,600
   TRW, Incorporated                                   1,600         89,900
   Wal-Mart Stores, Incorporated                      28,800      2,345,400
   Whirlpool Corporation                               1,000         55,375
   V.F. Corporation                                    1,600         75,000
                                                               ------------
                                                                 10,634,650
                                                               ------------
CONSUMER NON-DURABLE - 25.06%
   Abbott Laboratories                                19,800        970,200
   Albertson's, Incorporated                           3,200        203,800
   Allergan, Incorporated                                800         51,800
   American Home Products Corporation                 16,900        951,680
   American Stores Company                             3,500        129,280
   Anheuser-Busch Companies, Incorporated              6,200        406,874
   Archer-Daniels-Midland Company                      7,725        132,773
   Avon Products, Incorporated                         3,400        150,450
   Bausch & Lomb, Incorporated                           700         42,000
   Baxter International, Incorporated                  3,700        237,956
   Becton, Dickinson Company                           3,200        136,600
   BestFoods, Incorporated                             3,700        197,025
   Boston Scientific Corporation*                      5,000        134,062
   Bristol-Meyers Squibb Company                      12,800      1,712,800
   Campbell Soup Company                               5,800        319,000
   Cardinal Health, Incorporated                       2,600        197,275
   CBS, Corporation                                    9,200        301,300
   Clear Channel Communications*                       3,200        174,400
   Clorox Company                                      1,300        151,855
   Coca-Cola Company                                  31,800      2,126,625
   Coca-Cola Enterprises                               5,200        185,900
   Colgate-Palmolive Company                           3,800        352,925
   Columbia/HCA Healthcare Corporation                 8,300        205,425
   Comcast Corporation Class A Special                 4,800        281,700
   ConAgra, Incorporated                               6,300        198,450
   CVS Corporation                                     5,000        275,000
   Deluxe Corporation                                  1,000         36,561
   Donnelly (RR) & Sons Company                        1,800         78,862
   Fortune Brands, Incorporated                        2,200         69,575
   General Mills, Incorporated                         2,000        155,500
   Gillette Company                                   14,500        700,531
   Great Atlantic & Pacific Tea
        Company, Incorporated                            500         14,813
   Guidant Corporation                                 1,900        209,475
   HCR Manor Care, Incorporated*                       1,400         41,125
   Heinz (H.J.) Company                                4,700        266,135
   Healthsouth Corporation*                            5,400         83,363
   Hershey Foods Corporation                           1,800        111,936
   Humana, Incorporated*                               2,100         37,406
   Johnson & Johnson Company                          17,300      1,451,037
   Kellogg Company                                     5,200        177,450
   King World Productions, Incorporated                  900         26,492
   Kroger Company*                                     3,300        199,650
   Lilly,(Eli) & Company                              14,200      1,262,025
   Mallincrokdt, Incorporated                            900         27,731
   McDonald's Corporation                              8,800        674,300
   Medtronic, Incorporated                             6,000        445,500
   Merck & Company, Incorporated                      15,300      2,259,617
   Newell Company                                      2,100         86,625
   PepsiCo, Incorporated                              19,000        777,813
   Pfizer, Incorporated                               16,800      2,107,350
   Pharmacia & Upjohn, Incorporated                    6,500        368,063
   Philip Morris Companies, Incorporated              31,300      1,674,550
   Pioneer Hi-Bred International                       3,100         83,700
   Procter & Gamble Company                           17,300      1,579,706
   Quaker Oats                                         1,800        107,100
   RJR Nabisco Holdings Corporation                    4,150        123,203
   Ralston-Ralston Purina Group                        4,000        129,500
   Rite Aid Corporation                                3,300        163,556
   Rubbermaid, Incorporated                            1,900         59,731
   Safeway, Incorporated*                              6,300        383,906
   Sara Lee Corporation                               12,000        338,250
   Schering-Plough Corporation                        19,000      1,049,750
   Seagram Company, Limited                            4,500        171,000
   Supervalu, Incorporated                             1,600         44,800
   St. Jude Medical*                                   1,100         30,456
   Sysco Corporation                                   4,300        117,981
   Tele-Communications, Incorporated*                  6,700        370,594
   Tenet Healthcare Corporation*                       4,000        105,000
   Time Warner, Incorporated                          15,400        955,763
   TRICON Global Restaurants*                          2,000        100,250
   Unilever N.V. ADR                                   8,200        680,088
   United HealthCare Corporation                       2,500        107,656
   UST, Incorporated                                   2,400         83,700
   Viacom, Incorporated - Class B*                     4,600        340,400
   Walgreen Company                                    6,400        374,800
   Walt Disney Company, The                           26,400        792,000
   Warner-Lambert Company                             10,600        796,988
   Wendy's International                               1,600         34,900
   Winn-Dixie Stores, Incorporated                     1,900         85,260
   Wrigley, (Wm), Jr. Company                          1,500        134,345
                                                               ------------
                                                                 32,915,023
                                                               ------------
ENERGY - 5.47%
   Amerada Hess Corporation                            1,200         59,700
   Anadarko Petroleum Corporation                      1,500         46,313
   Ashland, Incorporated                               1,100         48,375
   Atlantic Richfield Company                          4,100        267,525
   Baker Hughes, Incorporated                          4,090         72,342
   Burlington Resources, Incorporated                  2,300         82,369
   Chevron Corporation                                 8,400        696,675
   Exxon Corporation                                  31,400      2,296,125
   Halliburton Company                                 5,700        168,863
   Kerr-McGee Company                                    600         22,950
   Mobil Corporation                                  10,100        879,963
   Occidental Petroleum                                4,500         75,938
   Oryx Energy*                                        1,400         18,813
   PennzEnergy Company                                   600          9,788
   Pennzoil-Quaker State Company*                        600          8,888
   Phillips Petroleum Company                          3,300        140,663
   Royal Dutch Petroleum ADR                          27,600      1,321,350
   Schlumberger Limited                                7,000        322,875
   Sunoco, Incorporated                                1,200         43,275
   Texaco, Incorporated                                6,900        364,838
   Union Pacific Resources Group                       3,200         29,000
   Unocal Corporation                                  3,100         90,481
   USX-Marathon                                        4,000        120,500
                                                               ------------
                                                                  7,187,609
                                                               ------------
MANUFACTURING - 3.73%
   Air Products & Chemicals, Incorporated              3,000        120,000
   Alcan Aluminum Limited                              2,900         78,481
   Allegheny Teledyne, Incorporated                    2,500         51,094
   Aluminum Company of America                         2,400        178,950
   Applied Materials, Incorporated*                    4,700        200,631
   Armco, Incorporated*                                1,400          6,125
   ASARCO, Incorporated                                  500          7,531
   Ball Corporation                                      400         18,300
   Barrick Gold Corporation                            4,800         93,600
   Bemis Company                                         700         26,556
   Bethlehem Steel Corporation*                        1,700         14,238
   Centex Corporation                                    800         36,050
   Champion International Corporation                  1,200         48,600
   Corning, Incorporated                               3,000        135,000
   Crown Cork & Seal Company, Incorporated             1,600         49,300
   Dow Chemical Company                                2,900        263,719
   DuPont (E.I.) De Nemours & Company                 14,600        774,713
   Eastman Chemical Company                            1,000         44,750
   Englehard Corporation                               1,900         37,050
   FMC Corporation*                                      400         22,400
   Fort James Corporation                              2,800        112,000
   Freeport-McMoRan Copper & Gold                      2,300         24,006
   Georgia-Pacific Company                             1,200         70,275
   Grace, (W.R.) & Company*                            1,000         15,688
   Great Lakes Chemical Corporation                      800         32,000
   Hercules, Incorporated                              1,200         32,850
   Inco, Limited                                       2,100         22,181
   International Flavors & Fragrance,
        Incorporated                                   1,400         61,863
   International Paper Company                         4,000        179,250
   Kaufman & Broad Home Corporation                      500         14,375
   Kimberly-Clark Corporation                          7,000        381,500
   Louisiana Pacific Corporation                       1,400         25,638
   Mead Corporation                                    1,300         38,106
   Monsanto Company                                    7,700        365,750
   Morton International, Incorporated                  1,700         41,650
   Nalco Chemical Company                                800         24,800
   National Service Industries                           500         19,000
   Newmont Mining Corporation                          2,200         39,738
   Nucor Corporation                                   1,100         47,575
   Owens-Illinois, Incorporated*                       2,000         61,250
   Phelps Dodge Corporation                              800         40,700
   Pitney-Bowes, Incorporated                          3,500        231,219
   Placer Dome, Incorporated                           3,200         36,800
   PPG Industries, Incorporated                        2,300        133,975
   Praxair, Incorporated                               2,000         70,500
   Pulte Corporation                                     600         16,688
   Reynolds Metals Company                               900         47,419
   Rohm & Haas Company                                 2,300         69,288
   Sigma-Aldrich Corporation                           1,300         38,188
   Temple-Inland                                         700         41,519
   Union Camp Corporation                                900         60,750
   Union Carbide Corporation                           1,700         72,250
   USX-U.S. Steel Group                                1,100         25,300
   Weyerhaeuser Company                                2,600        132,113
   Willamette Industries                               1,400         46,900
   Worthington Industries, Incorporated                1,200         15,000
                                                               ------------
                                                                  4,895,192
                                                               ------------
SERVICE - 1.73%
   Automatic Data Processing, Incorporated             3,900        312,731
   Block (H&R), Incorporated                           1,300         58,500
   Cendant Corporation*                               11,000        209,688
   Dun & Bradstreet Corporation                        2,200         69,438
   Electronic Data Systems Corporation                 6,354        319,289
   Equifax, Incorporated                               1,900         64,956
   First Data Corporation                              5,800        183,788
   IMS Health, Incorporated                            2,100        158,417
   Interpublic Group Companies, Incorporated           1,800        143,550
   Laidlaw, Incorporated                               4,200         42,263
   Omnicom Group                                       2,200        127,600
   Paychex, Incorporated                               2,100        108,019
   Service Corporation International                   3,300        125,606
   Waste Management, Incorporated                      7,370        343,626
                                                               ------------
                                                                  2,267,471
                                                               ------------
TECHNOLOGY - 18.16%
   3COM Corporation*                                   4,600        206,138
   Adobe Systems, Incorporated                           900         42,075
   Advanced Micro Devices, Incorporated*               1,900         54,981
   American Online                                     6,000        960,000
   Amgen, Incorporated*                                3,300        345,056
   Andrew Corporation*                                 1,100         18,150
   Apple Computer, Incorporated*                       1,700         69,594
   Ascend Communications, Incorporated*                2,800        184,100
   BMC Software, Incorporated*                         2,700        120,319
   Cabletron Systems, Incorporated*                    2,100         17,588
   Cisco Systems, Incorporated*                       20,050      1,860,891
   COMPAQ Computers Corporation                       21,500        901,656
   Computer Associates International,
        Incorporated                                   7,200        306,900
   Computer Sciences Corporation*                      2,000        128,875
   Compuware, Incorporated                             2,400        187,500
   Data General Corporation*                             600          9,863
   Dell Computer Corporation*                         16,300      1,192,956
   Eastman Kodak Company                               4,200        302,400
   EMC Corporation Massachusetts*                      6,400        544,000
   Gateway 2000, Incorporated*                         2,000        102,375
   General Instrument Corporation*                     1,900         64,481
   HBO & Company                                       5,600        160,650
   Hewlett-Packard Company                            13,400        915,388
   IKON Office Solution                                1,700         14,556
   Intel Corporation                                  21,600      2,560,950
   International Business Machines Corporation        12,000      2,217,000
   LSI Logic Corporation*                              1,800         29,025
   Lucent Technologies                                16,900      1,859,000
   Micron Technology, Incorporated*                    2,700        136,519
   Microsoft Corporation*                             31,700      4,396,394
   Motorola, Incorporated                              7,700        470,181
   National Semiconductor*                             2,100         28,350
   Nothern Telecom, Limited                            8,420        422,053
   Novell, Incorporated*                               4,600         83,375
   Oracle Systems Corporation*                        12,500        539,063
   Parametric Technology Company*                      3,500         56,875
   PeopleSoft, Incorporated*                           3,000         56,813
   Raytheon Company - Class B                          4,400        234,300
   Rockwell International Corporation                  2,500        121,406
   Seagate Technology, Incorporated*                   3,100         93,775
   Scientific-Atlanta, Incorporated                    1,000         22,813
   Silicon Graphics, Incorporated*                     2,400         30,900
   Sun Microsystems, Incorporated*                     4,900        419,563
   Tellabs, Incorporated*                              2,500        171,406
   Texas Instruments, Incorporated                     5,000        427,813
   Textron, Incorporated                               2,100        159,469
   Unisys Corporation*                                 3,300        113,644
   Xerox Corporation                                   4,200        495,600
                                                               ------------
                                                                 23,856,779
                                                               ------------
TRANSPORTATION - .92%
   AMR Corporation*                                    2,300        136,563
   Burlington Northern Santa Fe Corporation            6,100        205,875
     CSX Corporation                                   2,800        116,200
   Delta Air Lines                                     2,000        104,000
   FDX Corporation*                                    1,900        169,100
   Norfolk Southern Company                            4,900        155,269
   Ryder System                                          900         23,400
   Southwest Airlines Company                          4,300         96,481
   Union Pacific Corporation                           3,200        144,200
   US Airways Group, Incorporated*                     1,200         62,400
                                                               ------------
                                                                  1,213,488
                                                               ------------
UTILITIES - 11.32%
   AES Corporation*                                    2,300        108,963
   AirTouch Communications*                            7,400        533,725
   Alcatel                                             1,141         27,883
   ALLTELL Corporation                                 3,500        209,344
   Ameren Corporation                                  1,800         76,838
   AT & T Corporation                                 23,300      1,753,325
   American Electric Power Company                     2,500        117,656
   Ameritech Corporation                              14,200        899,925
   Baltimore Gas & Electric Company                    1,900         58,663
   Bell Atlantic Corporation                          20,000      1,060,000
   BellSouth Corporation                              25,400      1,266,825
   Carolina Power & Light Company                      1,900         89,419
   Central & SouthWest Corporation                     2,700         74,081
   CINergy Corporation                                 2,000         68,750
   Coastal Corporation                                 2,700         94,331
   Columbia Energy Group                               1,100         63,525
   Consolidated Edison, Incorporated                   3,000        158,625
   Consolidated Natural Gas Company                    1,200         64,800
   Dominion Resources                                  2,500        116,875
   Duke Energy                                         4,700        301,094
   DTE Energy Company                                  1,900         81,463
   Eastern Enterprises                                   300         13,125
   Edison International                                4,600        128,225
   Enron Corporation                                   4,200        239,663
   Entergy Corporation                                 3,200         99,600
   FirstEnergy Corporation                             3,100        100,944
   Frontier Corporation                                2,200         74,800
   FPL Group, Incorporated                             2,300        141,738
   GPU, Incorporated                                   1,600         70,700
   GTE Corporation                                    12,400        806,000
   Houston Industries, Incorporated                    3,800        122,075
   MCI WorldCom, Incorporated*                        22,873      1,641,138
   Mediaone Group*                                     7,800        366,600
   Nextel Communications, Incorporated*                3,700         87,413
   Niagara Mohawk Power Corporation*                   2,400         38,700
   Northern States Power Company                       1,900         52,725
   ONEOK, Incorporated                                   400         14,450
   PacifiCorp                                          3,800         80,038
   PECO Energy Company                                 2,900        120,713
   PG & E Corporation                                  4,900        154,350
   PP & L Resources, Incorporated                      1,900         52,963
   Public Service Enterprises Group, Incorporated      3,000        120,000
   SBC Communications, Incorporated                   25,200      1,351,350
   Sempra Energy                                       3,100         78,663
   Sonat, Incorporated                                 1,400         37,888
   Southern Company                                    9,000        261,563
   Sprint Corporation FON Group                        5,500        462,688
   Sprint PCS Group, Incorporated                      2,750         63,594
   Texas Utilities Holdings Cos.                       3,600        168,075
   Unicom Corporation                                  2,800        107,975
   US West Communications Group                        6,500        420,063
   Williams Cos.                                       5,500        171,531
                                                               ------------
                                                                 14,875,460
                                                               ------------
 Total Common Stocks (cost $94,051,110)                         126,832,995
                                                               ------------
                                                  PRINCIPAL    VALUE
SHORT-TERM INVESTMENTS<F2> - 4.34%

   U.S. Treasury Bill (0.000% due 04/08/99)       $5,199,597      5,199,597
   Firstar U.S. Federal Money Market Fund            497,693        497,693
                                                               ------------
Total Short-Term Investments (cost $5,697,290)                    5,697,290
                                                               ------------

TOTAL INVESTMENTS - 100.90%
   (cost $99,748,400)<F1>                                       132,530,285
                                                               ------------
OTHER ASSETS AND LIABILITIES -(.90%)                             (1,185,500)
                                                               ------------
TOTAL NET ASSETS - 100%                                        $131,344,785
                                                               ============
---------------
*Non-income producing

<F1>   Represents cost for income tax purposes which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities as of December 31, 1998 was $36,612,438 and ($3,830,553) respectively.

<F2>  Securities with an aggregate market value of $5,293,375 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                                                         Unrealized
                                                        Appreciation/
Type                                 Contracts         (Depreciation)

Standard & Poor's 500 Index (03/99)     1                $  10,250
Standard & Poor's 500 Index (03/99)     1                   10,125
Standard & Poor's 500 Index (03/99)     1                   10,925
Standard & Poor's 500 Index (03/99)     1                   18,875
Standard & Poor's 500 Index (03/99)     1                   13,450
Standard & Poor's 500 Index (03/99)     1                   12,375
Standard & Poor's 500 Index (03/99)     1                   14,125
Standard & Poor's 500 Index (03/99)     1                   12,250
Standard & Poor's 500 Index (03/99)     1                   17,325
Standard & Poor's 500 Index (03/99)     2                   27,950
Standard & Poor's 500 Index (03/99)     1                    7,900
Standard & Poor's 500 Index (03/99)     1                    3,500
Standard & Poor's 500 Index (03/99)     1                    1,500
Standard & Poor's 500 Index (03/99)     1                    1,175
Standard & Poor's 500 Index (03/99)     1                   (1,500)
Standard & Poor's 500 Index (03/99)     1                    1,125
                                                          --------
                                                          $161,350
                                                          ========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in five different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, S&P 500 Index Portfolio and Micro-Cap Portfolio (individually "Portfolio"). The Equity Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments, and money market instruments. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented in the Standard & Poor's 500 Index. The financial statements of the Micro-Cap Portfolio are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities held in each Portfolio, except for short-term fixed income securities maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term fixed income securities with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market. Non-

U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

Federal taxes - It is the intent of each Portfolio to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded. The Capital Portfolio and the Bond Portfolio have a capital loss carry forward of $2,649,227 and $404,220 which can be carried forward until 2006.

Distributions -Distributions from net investment income in all Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

Foreign Currency-The Funds' accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the London Market. The Fund does not isolate that portions of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.


NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

      (a)   for the Equity Portfolio - .65% of the first
            $50,000,000, .60% of the next $100,000,000, and .50%
            of all over $150,000,000 of the current net asset value:

      (b)   for the Capital Portfolio - .75% of the first
            $50,000,000, .65% of the next $100,000,000, and .50%
            of all over $150,000,000 of the current net asset value.

      (c)   for the Bond Portfolio - .50% of the first
            $50,000,000, .45% of the next $100,000,000, and .40%
            of all over $150,000,000 of the current net asset value.

      (d) for the S&P 500 Index Portfolio - .30% of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Equity, Capital, or Bond Portfolios, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to waive its advisory fee and pay any other expenses of the S&P 500 Index Portfolio to the extent that such expenses exceed 0.60% of its average annual net assets.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets for the Equity, Capital, and Bond Portfolios, and .05% of the Fund's average net assets for the S&P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FUTURES AND FORWARD CURRENCY CONTRACTS

S&P 500 Index Portfolio ("Index") may purchase futures contracts on the Standard & Poor's 500 Stock Index. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When Index enters into a futures contract, it is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, Index agrees to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. Index invests in futures as a substitute to investing in the 500 common stock positions in the Standard & Poor's 500 Index. The potential risk to Index is that the change in the value in the underlying securities may not correlate to the value of the contracts.

All portfolios may enter into forward foreign currency exchange contacts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in their value of a foreign currency relative to the U.S. dollar. The funds typically utilize the contracts as a hedge against fluctuation in currency values between the trade and settlement dates of security transactions.

NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

   Purchases and sales of securities for the year  ended
December 31, 1998 excluding short-term obligations, follow:

                           Equity        Capital       Bond       S&P 500 Index
                           Portfolio     Portfolio     Portfolio    Portfolio
Total Cost
  of Purchases of:
Common Stocks              $176,565,997  $95,496,275   $  500,000   $57,204,221
U.S. Government Securities      ---       66,200,913   38,169,352       ---
Corporate Bonds                 ---       52,847,328   57,048,754       ---
                           ------------  ------------  -----------  ----------
                           $176,565,997  $214,544,516  $95,718,106  $57,204,221
                           ------------  ------------  -----------  ----------
Total Proceeds
 from Sales of:
Common Stocks              $157,825,885  $ 64,391,326  $ 1,897,784  $ 2,300,118
U.S. Government Securities      ---        94,201,280   19,232,107       ---
Corporate Bonds                 ---        38,998,914   52,432,185       ---
                           ------------  ------------  -----------  -----------
                           $157,825,885  $197,591,520  $73,562,076  $ 2,300,118
                           ============  ============  ===========  ===========


Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

<caption

                                                 Equity Portfolio
                                                 Year Ended December 31,

                            1998      1997      1996      1995      1994
                            -------   -------   -------   -------   -------
Net Asset Value,
 Beginning of year          $ 20.35   $ 19.45   $ 16.54   $ 14.30   $ 14.58
                            -------   -------   -------   -------   -------
Investment Activities:
 Net investment income          .25       .23       .29       .24       .20
 Net realized
   and unrealized
   gains/(losses)             (2.80)     3.23      3.61      3.36       .31
                            -------   -------   -------   -------   -------
Total from
 Investment Activities        (2.55)     3.46      3.90      3.60       .51
                            -------   -------   -------   -------   -------

Distributions:
   Net investment income       (.23)     (.27)    (.27)     (.23)     (.19)
   Net realized gains         (2.68)    (2.29)    (.72)    (1.13)     (.60)
                            -------   -------   -------   -------   -------
Total Distributions           (2.91)    (2.56)     (.99)    (1.36)    (.79)
                            -------   -------   -------   -------   -------

Net Asset Value,
   End of year               $14.89    $20.35    $19.45    $16.54    $14.30
                            =======   =======   =======   =======   =======
Total Return                (15.31%)   20.56%    24.52%    26.96%     3.42%

Ratios/Supplemental Data:
Ratio of Expenses to
 Average Net Assets            .62%      .62%      .64%      .66%      .69%

Ratio of Net Investment
Income to Average
 Net Assets                  1.41%     1.23%     1.66%     1.73%     1.45%
Portfolio Turnover Rate     62.50%    57.03%    52.53%    34.33%    40.33%

Net Assets, End of Year
   (000's)                  $248,783  $335,627  $288,124  $219,563  $157,696


Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                            Capital Portfolio
                                         Year Ended December 31,

                            1998      1997      1996      1995      1994
                            -------   -------   -------   -------   -------
Net Asset Value,
   Beginning of year        $ 14.10   $ 14.95   $ 13.72   $ 13.19   $ 13.81
                            -------   -------   -------   -------   -------
Investment Activities:
  Net investment income         .41       .62       .63       .64       .52
  Net realized
    and unrealized
     gains/(losses)           (2.14)      .37      1.36      1.15      (.39)
                            -------   -------   -------   -------   -------
Total from
  Investment Activities       (1.73)      .99      1.99      1.79       .13
                            -------   -------   -------   -------   -------
Distributions:
   Net investment income       (.45)    (.66)     (.57)     (.64)     (.52)
   Net realized gains          (.72)    (1.18)     (.19)    (.62)     (.23)
                            -------   -------   -------   -------   -------
Total Distributions           (1.17)    (1.84)     (.76)   (1.26)      (.75)
                            -------   -------   -------   -------   -------

Net Asset Value,
   End of year              $ 11.20   $ 14.10   $ 14.95   $ 13.72   $ 13.19
                            =======   =======   =======   =======   =======
Total Return                (13.25%)    7.40%    14.94%    14.28%      .94%

Ratios/Supplemental Data:
Ratio of Expenses to
 Average Net Assets            .79%      .77%      .77%      .77%      .80%

Ratio of Net Investment
Income to Average
  Net Assets                  3.27%     4.22%     4.42%     4.99%     4.25%

Portfolio Turnover Rate      165.00%   60.84%    53.11%    43.83%    41.89%

Net Assets,
 End of Year (000's)        $109,678  $148,830  $159,294  $145,623  $119,263


      Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                            Bond Portfolio
                                        Year Ended December 31,

                             1998      1997      1996      1995      1994
                             -------   -------   -------   -------   -------
Net Asset Value,
 Beginning of year           $ 11.29   $ 10.91   $ 11.07   $ 10.04   $ 11.30
                             -------   -------   -------   -------   -------

Investment Activities:
 Net investment income           .77       .79      .79       .88        .7
 Net realized and
  unrealized gains/
  (losses)                      (.05)      .37     (.04)      .98     (.95)
                             -------   -------   -------   -------   -------
Total from
 Investment Activities           .72      1.16      .75      1.86     (.18)
                             -------   -------   -------   -------   -------
Distributions:
  Net investment income        (.76)     (.72)     (.87)     (.83)     (.78)
  In excess of net
    investment income          ----      ----      (.04)      ----     ----
  Net realized gains           (.12)     (.06)     ----       ----     (.30)
                             -------   -------   -------   -------   -------
Total Distributions            (.88)     (.78)     (.91)     (.83)    (1.08)
                             -------   -------   -------   -------   -------
Net Asset Value,
   End of year               $ 11.13   $ 11.29   $ 10.91   $ 11.07   $ 10.04
                             =======   =======   =======   =======   =======

Total Return                   6.52%    11.02%     7.19%    19.03%   (1.63%)

Ratios/Supplemental Data:
Ratio of Expenses to
  Average Net Assets           .58%      .60%      .62%      .65%      .68%

Ratio of Net Investment
 Income to Average
   Net Assets                  6.84%     7.15%     7.24%     7.43%     7.21%

Portfolio Turnover Rate       67.57%   113.41%   202.44%   111.01%    70.27%

Net Assets,
 End of Year (000's)         $113,762  $ 99,892  $ 85,634  $ 73,568   $55,929


Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                            S&P 500 INDEX PORTFOLIO
                                             Year Ended December 31,
                                           1998       1997      1996<F1>
                                           -------    -------   -------
Net Asset Value,
   Beginning of year                       $ 15.74    $ 12.13   $ 10.00
                                           -------    -------   -------
Investment Activities:
   Net investment income                       .20        .20      .20

   Net realized and unrealized
      gains /(losses)                         4.21       3.72      2.12
                                           -------    -------   -------
Total from Investment Activities              4.41       3.92      2.32
                                           -------    -------   -------
Distributions:
   Net investment income                      (.20)      (.21)     (.19)
   Net realized gains                         (.46)      (.10)      ---
                                           -------    -------   -------
Total Distributions                           (.66)      (.31)     (.19)
                                           -------    -------   -------

Net Asset Value,
   End of year                             $ 19.49    $ 15.74   $ 12.13
                                           -------    -------   -------

Total Return                                28.54%     32.72%    23.37%

Ratios / Supplemental Data:
Ratio of Net Expenses to
   Average Net Assets                         .43%      .50%     .59%<F2>

Ratio of Net Investment
   Income to Average Net Assets              1.25%     1.48%      2.14%<F2>


Portfolio Turnover Rate                      2.64%     9.06%      1.09%

Net Assets, End of Year (000's)            $131,345   $ 55,595  $ 29,205

<F1> The portfolio commenced operation on December 29, 1995.  The financial highlights table for the period ending December 31, 1995 is not presented because the activity for the period did not round to $0.01 in any category of the reconciliation of beginning to ending net asset value per share. The ratios and total return were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the six months ended December 31, 1996, had the Adviser not waived a portion of its fee.

CARILLON FUND, INC.
Report of Independent Auditor

To the Board of Directors and Shareholders of Carillon Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Carillon Fund, Inc. (the "Fund") consisting of the Equity Portfolio, Capital Portfolio, Bond Portfolio and the S&P Index Portfolio, as of December 31, 1998, and the related statements of operations and the statements of changes in net assets for the periods presented, and the financial highlights for each of the four years in the period ended December 31, 1998. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the year ended December 31, 1994 were audited by other auditors whose report, dated February 6, 1995, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 1998, the results of its operations, and the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Dayton, Ohio
February 5, 1999

Carillon Fund, Inc.
MICRO-CAP PORTFOLIO

Nineteen ninety-eight proved to be a year of greater-than-normal divergent performances among various types of stocks, sizes of stocks, industry groups, and geographic areas. Growth stocks performed better than value stocks, large stocks did much better than smaller stocks, technology and service industries outperformed manufacturing and energy, and the U.S. and Europe fared better than Latin America and Asia. Because of these dichotomies in performance, just owning a stock mutual fund gave an investor little indication about what results they experienced in 1998. It was a very frustrating year for professional mutual fund managers, as more than 85% of equity mutual funds lagged the performance of the benchmark S&P 500 Index and 66% of all common stocks in the U.S. equity universe posted a negative return for the period.

The largest divergence in performance occurred between large
capitalization and small capitalization stocks.   Never before
has the Russell 2000 Index underperformed the S&P 500 by 30% in one year. Never before has the Russell 2000 underperformed the S&P 500 for five consecutive years. Never before have small cap stocks sold at such low valuation levels relative to their larger brethren. This confluence of events tend to bolster our belief that small cap stocks are poised for a meaningful period of outperformance.

The Carillon Micro-Cap Portfolio posted a negative total return for the year as did all small capitalization indexes. The Portfolio's position in energy-related issues held back performance versus its benchmark as oil and natural gas prices languished due to sluggish global demand and warmer weather, respectively. Good performance was posted by technology issues including Xircom, Innotrac, and Boston Acoustics.

We believe that 1999 will be a more favorable year for active stock selection strategies. As expectations for overall corporate profitability continue to be revised downward, individual security selection becomes increasingly important.
In the coming year our focus will be on companies with accelerating earnings growth, solid market positions, and clean balance sheets. As always, we will also pay strong consideration to valuation levels in our search for good companies at compelling prices.


     Comparison of Change in Value of $10,000 Investment

(The line graph shown here compares Carillon Micro-Cap Portfolio with Russell 2000 for the period November 24, 1997 through December 31, 1998. The following table appears at the upper left of the graph.)

1 Year            Inception
-14.1%             -13.5%

Past performance is not predictive of future results.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS
   Investments in securities, at value         $2,686,368
      (cost $2,783,700)
   Interest and dividends receivable                2,293
   Prepaid expenses and other                         173
                                               ----------
                                                2,688,834
                                               ----------
LIABILITIES
   Payables:
      Investment securities purchased              72,328
      Professional fees                             9,123
      Custodial and portfolio accounting fees       4,634
      Investment advisory fees                      7,291
      Other accrued expenses                          618
                                               ----------
                                                   93,994
                                               ----------
NET ASSETS
   Paid-in capital                              2,965,352
   Accumulated net realized gain/(loss)          (273,180)
      of investments
   Net unrealized/(depreciation) appreciation
      of investments                              (97,332)
                                               ----------
                                               $2,594,840
                                               ==========
Shares authorized ($.10) par value             20,000,000

Shares outstanding                                300,000

Net asset value, offering and
 redemption price per share                         $8.65
                                               ==========

The accompanying notes are an integral part of the financial statement.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 1998

INVESTMENT INCOME
   Dividends (net of foreign withholding
      taxes of $529)                                        20,340
   Interest                                                  4,351
                                                         ---------
                                                            24,691
                                                         ---------
EXPENSES
   Investment advisory fees                                 28,186
   Portfolio accounting fees                                22,728
   Director's fees                                          13,261
   Professional fees                                         8,273
   Custodial fees and expenses                               1,423
   Transfer agent fees                                       1,352
   Other                                                     1,257
                                                         ---------
                                                            76,480

   Expense Reimbursement                                   (20,895)
                                                         ---------
                                                            55,585
                                                         ---------

NET INVESTMENT LOSS                                       (30,894)
                                                         ---------

REALIZED AND UNREALIZED LOSS
      Net realized loss on investments                    (273,180)
                                                         ---------
   Net change in unrealized appreciation/
     (depreciation) of investments, and
      translation of assets and
      liabilities in foreign currencies                    (81,476)

                                                         ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS)                   (354,656)
                                                         ---------

NET DECREASE IN NET ASSETS FROM OPERATIONS               $(385,550)
                                                         =========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------

                                                            Period from
                                    For the Year            November 24,1997
                                    Ended December 31,1998  to December 31,1997
OPERATIONS
 Net investment loss                $  (30,894)             $   (3,754)
 Net realized loss on investments     (273,180)                ---
 Net change in unrealized
 appreciation/(depreciation)
 on investments, and translation
 of assets and liabilities in
 foreign currencies                    (81,476)                (15,856)
                                    ----------              ----------
                                      (385,550)                (19,610)
                                    ----------              ----------

FUND SHARE TRANSACTIONS
 Proceeds from shares sold             ---                   3,000,000
                                    ----------              ----------
NET INCREASE (DECREASE)
 IN NET ASSETS                        (385,550)              2,980,390
NET ASSETS
 Beginning of year                   2,980,390                 ---
                                    ----------              ----------
 End of year                        $2,594,840              $2,980,390
                                    ==========              ==========
FUND SHARE TRANSACTIONS:
 Sold                                  ---                     300,000
                                    ----------              ----------
 Net increase from fund
 share transactions                    ---                    300,000
                                   ==========              ==========

The accompanying notes are an integral part of the financial statements.

                    CARILLON FUND, INC.
                   MICRO-CAP PORTFOLIO
                 SCHEDULE OF INVESTMENTS

DECEMBER 31, 1998

                                                      SHARES    VALUE
COMMON STOCKS - 96.06%

BANKING & FINANCIAL SERVICE - 15.81%
   Duff & Phelps Credit Rating Company                  2,300   $  126,069
   Jefferies Group, Incorporated                        2,500      124,063
   Mid-Iowa Financial                                   7,700      103,950
   Warren Bancorp, Incorporated                         6,200       56,188
                                                                ----------
                                                                   410,270
                                                                ----------

CAPITAL GOODS - 1.44%
   LMI Aerospace, Incorporated*                         6,000       37,500
                                                                ----------

CONSUMER CYCLICAL - 19.34%
   Decorator Industries, Incorporated                   7,500       59,063
   Maxwell Shoe Company Incorporated - A*               5,000       54,688
   Musicland Stores, Incorporated*                      4,000       59,750
   Newmark Homes Corporation*                          10,000       70,000
   Strattec Security Corporation*                       3,200       96,000
   Supreme International Corporation*                   6,900       82,800
   Winsloew Furniture, Incorporated*                    3,000       79,500
                                                                ----------
                                                                   501,801
                                                                ----------
CONSUMER NON-DURABLE - 22.26%
   Advanced Marketing Services                          5,000       96,250
   Boston Acoustics                                     4,050      107,324
   Marinemax, Incorporated*                             9,000       70,875
   Orthofix International N.V.*                         6,300       88,200
   Schlotzsky's, Incorporated*                          4,500       44,437
   Scientific Games Holdings Corporation*               5,000       94,374
   Young Innovations, Incorporated*                     5,800       76,124
                                                                ----------
                                                                   577,584
                                                                ----------

ENERGY - 3.65%
   Dawson Geophysical Company*                          4,000       28,750
   Mitcham Industries, Incorporated*                    4,000       18,375
   OYO Geospace Corporation*                            3,300       28,463
   Range Resources Corporation                          5,558       19,106
                                                                ----------
                                                                    94,694
                                                                ----------
MANUFACTURING - 11.71%
   American Building Company*                           2,600       63,700
   CFC International, Incorporated*                     7,500       60,000
   CompX International, Incorporated*                   3,500       92,313
   Lindberg Corporation                                 4,700       42,741
   Omniquip International, Incorporated                 3,000       45,000
                                                                ----------
                                                                   303,754
                                                                ----------
SERVICE - 5.59%
   Innotrac Corporation*                                8,000      145,000
                                                                ----------
TECHNOLOGY - 16.26%
   LCA-Vision, Incorporated*                           44,300       60,913
   Nam Tai Electronics, Incorporated                    4,700       52,874
   SPSS, Incorporated*                                  3,500       66,063
   Vertex Communications Corporation*                   3,300       52,388
   Vtech Holdings Limited                               2,400      104,711
   Xircom, Incorporated*                                2,500       85,000
                                                                ----------
                                                                   421,949
                                                                ----------
   Total Common Stocks (cost $ 2,565,859)                        2,492,552
                                                                ----------
FOREIGN COMMON STOCK - 1.60%

HONG KONG - 1.60%
   Techtronic Industries                              232,800       41,468
                                                                ----------

   Total Foreign Common Stock (cost $65,493)                        41,468
                                                                ----------
SHORT-TERM INVESTMENTS - 5.87%
                                                    PRINCIPAL   VALUE
VARIABLE RATE DEMAND NOTES<F1> - 5.87%
   Firstar Bank (5.378% due 12/31/31)                  62,392   $   62,392
   Pitney Bowes (5.233% due 12/31/31)                  89,956       89,956
                                                                ----------
                                                                   152,348
                                                                ----------
   Total Short-Term Investments (cost $152,348)                    152,348
                                                                ----------

TOTAL INVESTMENTS - 103.53%
 (cost $2,783,700)<F2>                                           2,686,368
                                                                ----------
OTHER ASSETS AND LIABILITIES - (3.53%)                             (91,528)
                                                                ----------
TOTAL NET ASSETS - 100%                                         $2,594,840
                                                                ==========
_________
* Non-income producing
 (ADR) American Depository Receipt

<F1>  Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of December 31, 1998.

<F2>   Represents cost for income tax purposes which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities as of December 31, 1998 was $396,775 and ($494,108), respectively.

The accompanying notes are an integral part of the financial statements.

                  CARILLON FUND, INC.
                  MICRO-CAP PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------
DECEMBER 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The Micro-Cap Portfolio (Micro-Cap) of Carillon Fund, Inc. (the
Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in five different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, S&P 500 Index Portfolio and Micro-Cap Portfolio. Micro-Cap seeks long-term appreciation by investing primarily in the common stocks of domestic companies with smaller market capitalization. The financial statements of the Equity, Bond, Capital and S&P 500 Index Portfolios are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities except for short-term fixed income securities maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term fixed income securities with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.
Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. Net investment loss for federal income tax purposes is reclassified to paid-in capital.

Federal taxes - It is Micro-Cap's intent to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded. The fund has a capital loss carry forward of $273,180 which can be carried forward until 2002.

Distributions - Distributions from net investment income are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

Foreign Currency - The Fund's accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts dominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate reported at the close of the London market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - Micro-Cap pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of 1.0% of net assets.

The Adviser has agreed to limit expenses of the Fund to 2% of the average annual net assets.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .10% of the Fund's average net assets. The fee is borne by the Adviser not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.
Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FORWARD CURRENCY CONTRACTS

All portfolios may enter into forward foreign currency exchange contacts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in their value of a foreign currency relative to the U.S. dollar. The funds typically utilize the contracts as a hedge against fluctuation in currency values between the trade and settlement dates of security transactions.

NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Micro-Cap purchased $1,775,565 and sold $1,801,078 of securities for the year ended December 31, 1998, excluding short-term obligations.

                 CARILLON FUND, INC.
                MICRO-CAP PORTFOLIO
            NOTES TO FINANCIAL STATEMENTS
                    (CONTINUED)
------------------------------------------------------------

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                 For the Year        Period from
                                 Ended               November 24, 1997
                                 December 31, 1998   to December 31, 1997
                                 -----------------   --------------------
Net Asset Value,
  Beginning of year              $  9.93              $ 10.00
                                 -------              -------
Investment Activities:
  Net investment income (loss)    (.10)                (.01)
  Net realized and unrealized
      gains / (losses)            (1.18)               (.06)
                                 -------              -------
Total from investment Operations  (1.28)               (.07)
                                 -------              -------

Net Asset Value,
  End of Year                    $  8.65              $  9.93
                                 =======              =======
Total Return                     (12.89%)             (0.7%)

Ratios/Supplemental Data:
Ratio of Net Expenses to
  Average Net Assets              1.97% <F1>          2.00% <F1>

Ratio of Net Investment loss
  to Average Net Assets          (1.10%) <F1>        (1.16%)<F1>

Portfolio Turnover Rate           64.22%                 ----


Net Assets, End of Year (000's)  $ 2,595             $ 2,980

<F1>  The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .74% for the year ended December 31, 1998, and 3.00% for the period ended December 31, 1997, had the Adviser not reimbursed expenses.
